UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2016

Real Estate Income and Growth Fund

Large Cap Value Fund

Municipal Tax Free Bond Fund

Income Fund

Income and Opportunity Fund

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2016, in addition to a discussion of the economy, and our thoughts on the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

1

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

Federal Reserve officials in December approved their first interest rate hike in a year. The minutes of the meeting showed that the Federal Open Market Committee (FOMC) unanimously approved a quarter-point hike that pushed the target range for its short-term lending rate to between 0.5% and 0.75%, and indicated a somewhat more aggressive path forward. The rate hike was the first in a year and only the second in more than 10 years.

The December data released from the U.S. Bureau of Labor Statistics revealed the economy added 156,000 jobs. This falls below the average monthly pace of hiring in 2016 of 180,000 jobs. The unemployment rate edged up to 4.7% from the post-recession low of 4.6% in November. Average hourly earnings rose by 0.4% in December, bringing the 12-month increase to 2.9%, the best annual performance since the recovery began in mid-2009.

At the end of December, the U.S. Department of Commerce revised the gross domestic product (GDP) in a final estimate for the third quarter of 2016 up to a 3.5% annual growth rate. This is higher than the previous estimate of a 3.2% annual rate. With solid consumer spending, growth was the strongest since the third quarter of 2014 and followed the second quarter’s anemic 1.4% pace.

Market Commentary

Total returns of the FTSE/NAREIT All REIT Index posted a total return of 9.3% for the entire year, while the S&P 500 saw a total return of almost 12%. The industrial REITs outperformed the rest of the industry posting total returns of 30.7% for 2016. Returns for single-family home REITs stood at 26.7% for the year, while data center REIT returns came in at 26.4%. Lodging REITs were up 24.3% in 2016.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), aims to provide high total return through a combination of capital appreciation and dividend income.

As of December 31, 2016 the Fund was invested over 93% in REITs. A REIT, or Real Estate Investment Trust, is a company that owns or finances income-producing real estate. REITs seek to provide investors regular income streams, diversification and long-term capital appreciation. REITs typically pay out all of their taxable income as dividends to shareholders. REITs are tied to almost all aspects of the economy, including apartments, hospitals, hotels, industrial facilities, infrastructure, nursing homes, offices, shopping malls, storage centers, and student housing.

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total one year return of 7.32% (no load, gross of fees). This compares to the 8.60% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.54% for Class A Shares into account.

Including sales charge and expenses, as of December 31, 2016 the Fund’s Class A Shares one year return was 0.15%. The annualized five year return was 8.61% per year, while the average annual return over the past ten years was 1.12%.

2	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2016

Residential (REITs)	21.87%	$23,820,012
Specialized (REITs)	17.46%	19,021,417
Retail (REITs)	14.73%	16,040,273
Office (REITs)	12.28%	13,378,642
Hotel & Resort (REITs)	11.65%	12,694,462
Industrial (REITs)	5.89%	6,411,289
Energy	5.46%	5,949,406
Health Care (REITs)	3.38%	3,683,104
Mortgage (REITs)	3.13%	3,408,190
Diversified (REITs)	2.81%	3,062,300
Financials	0.81%	882,820
Municipal Bonds	0.49%	531,616
Utilities	0.04%	42,260
Total Investments	100.00%	$108,925,791

3

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2016

	1 Year	5 Year	10 Year
Class A Shares – with load	0.15%	8.61%	1.12%
Class A Shares – no load	5.66%	9.78%	1.67%
Class C Shares – with load[1]	3.84%	9.00%	0.95%
Class C Shares – no load[1]	4.82%	9.00%	0.95%
MSCI US REIT Index[2]	8.60%	11.87%	4.96%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

4	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund, (the “Fund”) along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals.

We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund.

The Spirit of America Large Cap Value Fund’s investment philosophy continues to be to focus on the large cap value segment of the U.S. equity market. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

5

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

Federal Reserve officials in December approved their first interest rate hike in a year. The minutes of the meeting showed that the Federal Open Market Committee (FOMC) unanimously approved a quarter-point hike that pushed the target range for its short-term lending rate to between 0.5% and 0.75%, and indicated a somewhat more aggressive path forward. The rate hike was the first in a year and only the second in more than 10 years.

The December data released from the U.S. Bureau of Labor Statistics revealed the economy added 156,000 jobs. This falls below the average monthly pace of hiring in 2016 of 180,000 jobs. The unemployment rate edged up to 4.7% from the post-recession low of 4.6% in November. Average hourly earnings rose by 0.4% in December, bringing the 12-month increase to 2.9%, the best annual performance since the recovery began in mid-2009.

At the end of December, the U.S. Department of Commerce revised the gross domestic product (GDP) in a final estimate for the third quarter of 2016 up to a 3.5% annual growth rate. This is higher than the previous estimate of a 3.2% annual rate. With solid consumer spending, growth was the strongest since the third quarter of 2014 and followed the second quarter’s anemic 1.4% pace.

Market Commentary

After a volatile year, U.S. stocks saw solid gains in 2016, lifted by a post-election rally that fueled the Dow Jones Industrial Average to its best performance since 2013, increasing 13.4% closing in on the 20,000 mark. The S&P 500 was up 9.5% with the energy sector up 23.7% followed by Financials up 20.1% and Telecom up 17.8%.

Fund Summary

The Spirit of America Value Fund (SOAVX) (the “Fund”) seeks to provide capital appreciation with a secondary objective of current income. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 11 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Fund had a total return of 10.23% (no load, gross of fees). This compares to its benchmark, the S&P 500 Index, which was up 11.96% for the year 2016.

Including sales charge and expenses, as of December 31, 2016 the Fund’s Class A Shares one year return was 2.81%. The annualized five year return was 9.60% per year, while the average annual return over the past ten years was 4.55%.

6	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2016

Information Technology	21.40%	$16,581,175
Health Care	13.10%	10,153,060
Financials	15.06%	11,667,843
Consumer Discretionary	10.11%	7,830,815
Consumer Staples	8.28%	6,419,304
Real Estate Investment Trusts	7.09%	5,489,471
Energy	8.20%	6,354,160
Industrials	8.08%	6,259,736
Telecommunication Services	3.48%	2,693,674
Utilities	1.96%	1,519,934
Materials	1.69%	1,307,844
Money Market	1.55%	1,201,426
Total Investments	100.00%	$77,478,442

7

SPIRIT OF AMERICA LARGE CAP VALUE FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2016

	1 Year	5 Year	10 Year
Class A Shares – with load	2.81%	9.60%	4.55%
Class A Shares – no load	8.49%	10.79%	5.12%
Class C Shares – with load[1]	6.55%	9.99%	4.36%
Class C Shares – no load[1]	7.55%	9.99%	4.36%
S&P 500 Index[2]	11.96%	14.66%	6.95%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.25% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

8	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are very pleased to provide the 2016 Annual report for the Spirit of America Municipal Tax Free Bond Fund, (“the Fund”). We look forward to continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and quality. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your continued support and look forward to your future investment in the Spirit of America Municipal Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

9

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

Federal Reserve officials in December approved their first interest rate hike in a year. The minutes of the meeting showed that the Federal Open Market Committee (FOMC) unanimously approved a quarter-point hike that pushed the target range for its short-term lending rate to between 0.5% and 0.75%, and indicated a somewhat more aggressive path forward. The rate hike was the first in a year and only the second in more than 10 years.

The December data released from the U.S. Bureau of Labor Statistics revealed the economy added 156,000 jobs. This falls below the average monthly pace of hiring in 2016 of 180,000 jobs. The unemployment rate edged up to 4.7% from the post-recession low of 4.6% in November. Average hourly earnings rose by 0.4% in December, bringing the 12-month increase to 2.9%, the best annual performance since the recovery began in mid-2009.

At the end of December, the U.S. Department of Commerce revised the gross domestic product (GDP) in a final estimate for the third quarter of 2016 up to a 3.5% annual growth rate. This is higher than the previous estimate of a 3.2% annual rate. With solid consumer spending, growth was the strongest since the third quarter of 2014 and followed the second quarter’s anemic 1.4% pace.

Market Commentary

Municipal bond volume reached an all-time high in 2016, driven by refundings as issuers took advantage of low borrowing costs. The issuance volume totaled $444.79 billion, eclipsing the old record set in 2010, according to Thomson Reuters data.

The 30-Year Tax-Free AAA Municipal Market Data (MMD) yield moved from 2.77% on 1/4/16 to 3.04% on 12/30/16. Notably, in reaction to Britain’s vote to leave the European Union in June, the AAA MMD yield hit record lows. The election of Donald Trump and the possibility of a stronger economy which could ignite inflation, pushed yields higher.

In 2016 the 30 Year US Treasury yield moved from a 2.99% on 1/4/16 to a 3.07% on 12/30/16.

Fund Summary

The Spirit of America Municipal Tax Free Bond Fund (SOAMX) (“the Fund”) seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax. The Fund focuses on quality credits in the municipal market. We are targeting a balance between attractive yield and quality investments.

As a municipal bond fund, the mandate allows the Fund to invest in lower rated securities; however we have kept our focus on investing in bonds that are investment grade. Our plan is to continue with this relatively conservative approach to investing in the municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the municipal market. As of December 31, 2016, approximately 95.36% of the portfolio was above investment grade, with 90.72% rated “A” or better. The average rating of holdings in the Fund is Aa3/AA-.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of the end of December 2016, the Fund consists of 359 different positions varied across 45 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds.

While it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside. Additionally, Puerto Rico bonds are exempt from state tax. Due to the struggles Puerto Rico has been facing, the Fund has actively managed its Puerto Rico holdings. As of December 31, 2016, Puerto Rico holdings represent 1.40% of the portfolio, down from 1.67% at the end of 2015.

Return Summary

The Fund’s Class A Shares Net Asset Value (NAV) went from $9.57 to $9.33 during 2016. The Fund is currently at $107.0 million in net assets with 3,413 shareholder accounts as of December 31, 2016.

10	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

The Fund had a total one year return of 1.56% (no load, gross of fees) for 2016. This compares to the 0.25% return of its benchmark, the Bloomberg Barclays Municipal Bond Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

Including the sales charge and expenses, as of December 31, 2016, the Fund’s Class A Shares one year return was -4.17%. The Fund’s Class A Shares had an annualized five year return of 2.05% and an annualized return since inception of 3.30%.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s.

The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

11

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2016

New York	23.09%	$24,492,909
New Jersey	10.74%	11,392,411
Connecticut	10.17%	10,791,720
Florida	9.19%	9,753,866
Pennsylvania	6.30%	6,680,644
Texas	4.85%	5,145,582
California	3.79%	4,016,471
Michigan	3.06%	3,241,703
Indiana	2.73%	2,898,283
Washington	1.80%	1,912,157
Georgia	1.65%	1,748,520
Maryland	1.59%	1,684,558
Massachusetts	1.53%	1,625,557
New Mexico	1.53%	1,623,723
District of Columbia	1.52%	1,617,043
Puerto Rico	1.41%	1,494,033
Illinois	1.39%	1,471,207
Rhode Island	1.33%	1,413,810
Maine	1.05%	1,112,609
Missouri	0.90%	957,128
Louisiana	0.84%	887,694
Nevada	0.80%	845,921
Arizona	0.77%	818,641
Ohio	0.67%	713,030
North Carolina	0.66%	698,017

Alaska	0.62%	$653,451
Iowa	0.59%	628,437
Colorado	0.58%	610,441
Virginia	0.46%	487,141
West Virginia	0.46%	484,787
Wyoming	0.45%	478,848
Utah	0.36%	378,446
South Dakota	0.35%	371,179
Oregon	0.34%	360,177
Kentucky	0.34%	357,987
Tennessee	0.31%	331,640
Nebraska	0.26%	279,890
Kansas	0.26%	273,823
Mississippi	0.26%	270,882
Oklahoma	0.24%	253,995
Vermont	0.22%	239,990
New Hampshire	0.10%	112,094
Alabama	0.10%	105,740
North Dakota	0.09%	97,874
Virgin Islands	0.08%	86,253
Wisconsin	0.08%	84,066
South Carolina	0.05%	52,996
Hawaii	0.04%	44,473
Total Investments	100.00%	$106,081,847

12	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2016

	1 Year	5 Year	Since Inception (February 29, 2008)
Class A Shares – with load	(4.17)%	2.05%	3.30%
Class A Shares – no load	0.64%	3.05%	3.87%
Class C Shares – with load[1]	(1.47)%	2.12%	2.96%
Class C Shares – no load[1]	(0.49)%	2.12%	2.96%
Bloomberg Barclays Municipal Bond Index[2]	0.25%	3.28%	4.76%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	The Bloomberg Barclays Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-452-4892.

13

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the 2016 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As we write this letter, we could not be more proud and excited about the progress of this fund. The Fund has over $220 million in assets under management and over 11,000 investors.

We firmly maintain our philosophy that striving for the optimal balance between yield and quality will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

14	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

Federal Reserve officials in December approved their first interest rate hike in a year. The minutes of the meeting showed that the Federal Open Market Committee (FOMC) unanimously approved a quarter-point hike that pushed the target range for its short-term lending rate to between 0.5% and 0.75%, and indicated a somewhat more aggressive path forward. The rate hike was the first in a year and only the second in more than 10 years.

The December data released from the U.S. Bureau of Labor Statistics revealed the economy added 156,000 jobs. This falls below the average monthly pace of hiring in 2016 of 180,000 jobs. The unemployment rate edged up to 4.7% from the post-recession low of 4.6% in November. Average hourly earnings rose by 0.4% in December, bringing the 12-month increase to 2.9%, the best annual performance since the recovery began in mid-2009.

At the end of December, the U.S. Department of Commerce revised the gross domestic product (GDP) in a final estimate for the third quarter of 2016 up to a 3.5% annual growth rate. This is higher than the previous estimate of a 3.2% annual rate. With solid consumer spending, growth was the strongest since the third quarter of 2014 and followed the second quarter’s anemic 1.4% pace.

Market Commentary

After a volatile year, U.S. stocks saw solid gains in 2016, lifted by a post-election rally that fueled the Dow Jones Industrial Average to its best performance since 2013, increasing 13.4% closing in on the 20,000 mark. The S&P 500 was up 9.5% with the energy sector up 23.7% followed by Financials up 20.1% and Telecom up 17.8%.

Municipal bond volume reached an all-time high in 2016, driven by refundings as issuers took advantage of low borrowing costs. The issuance volume totaled $444.79 billion, eclipsing the old record set in 2010, according to Thomson Reuters data. The 30 Year US Treasury yield moved from a 2.99% on 1/4/16 to a 3.07% on 12/30/16. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.89% on 1/4/16 and ended the year at a 3.83% on 12/30/16. Notably, in reaction to Britain’s vote to leave the European Union in June, the AAA MMD yield hit record lows. The election of Donald Trump and the possibility of a stronger economy which could ignite inflation, pushed yields higher.

Fund Summary

The Spirit of America Income Fund (SOAIX) (the “Fund”) is the second largest fund in the Spirit of America Family of Funds. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, collateralized mortgage obligations, and master limited partnerships (MLPs).

At the end of 2016, the Fund had over 74% of its assets in taxable municipal bonds, more than 9% in preferred stock, over 7% in corporate bonds, and over 3% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through rigorous credit analysis and we have a wealth of knowledge and experience in trading.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results have validated that belief.

Return Summary

The Fund had a total return of 6.14% (no load, gross of fees) for the year ending December 31, 2016. This compares to the 2.65% return of its benchmark, the Bloomberg Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

Including the sales charge and expenses, as of December 31, 2016, the Fund’s Class A Shares one year return was 0.02%. The Fund Class A Shares, which began operations in January 2009, had an annualized five year return of 3.99% and an annualized return since inception of 7.54%.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

15

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2016

Municipal Bonds	74.01%	$162,451,296
Preferred Stocks	9.98%	21,910,196
Corporate Bonds	7.89%	17,318,633
Common Stocks	7.24%	15,894,607
Collateralized Mortgage Obligations	0.13%	283,403
Money Market	0.75%	1,646,926
Total Investments	100.00%	$219,505,061

16	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2016

	1 Year	5 Year	Since Inception (December 31, 2008)
Class A Shares – with load	0.02%	3.99%	7.54%
Class A Shares – no load	4.99%	5.01%	8.20%
Class C Shares – with load[1]	3.14%	4.21%	7.38%
Class C Shares – no load[1]	4.14%	4.21%	7.38%
Barclays U.S. Aggregate Index[2]	2.65%	2.23%	3.91%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

17

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED)

Dear Shareholder,

We are pleased to send you the Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 4, 2013.

We hope you are as excited as we are to be a part of our Fund. We anticipate the assets in the Fund will continue to grow. The Fund is designed to deliver attractive returns to our investors. Since its inception, the Fund has experienced an increase in assets under management and we look forward to continued inflows in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

18	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Economic Summary

Federal Reserve officials in December approved their first interest rate hike in a year. The minutes of the meeting showed that the Federal Open Market Committee (FOMC) unanimously approved a quarter-point hike that pushed the target range for its short-term lending rate to between 0.5% and 0.75%, and indicated a somewhat more aggressive path forward. The rate hike was the first in a year and only the second in more than 10 years.

The December data released from the U.S. Bureau of Labor Statistics revealed the economy added 156,000 jobs. This falls below the average monthly pace of hiring in 2016 of 180,000 jobs. The unemployment rate edged up to 4.7% from the post-recession low of 4.6% in November. Average hourly earnings rose by 0.4% in December, bringing the 12-month increase to 2.9%, the best annual performance since the recovery began in mid-2009.

At the end of December, the U.S. Department of Commerce revised the gross domestic product (GDP) in a final estimate for the third quarter of 2016 up to a 3.5% annual growth rate. This is higher than the previous estimate of a 3.2% annual rate. With solid consumer spending, growth was the strongest since the third quarter of 2014 and followed the second quarter’s anemic 1.4% pace.

Market Commentary

After a volatile year, U.S. stocks saw solid gains in 2016, lifted by a post-election rally that fueled the Dow Jones Industrial Average to its best performance since 2013, increasing 13.4% closing in on the 20,000 mark. The S&P 500 was up 9.5% with the energy sector up 23.7% followed by Financials up 20.1% and Telecom up 17.8%.

The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ), a capitalization-weighted composite of 50 energy Master Limited Partnerships, had a total one year return of 18.31% as of December 31, 2016.

The 30 Year US Treasury yield moved from a 2.99% on 1/4/16 to a 3.07% on 12/30/16. At the same time, the MMD Taxable 30 Year AAA yield began the year at a 3.89% on 1/4/16 and ended the year at a 3.83% on 12/30/16. Notably, in reaction to Britain’s vote to leave the European Union in June, the AAA MMD yield hit record lows. The election of Donald Trump and the possibility of a stronger economy which could ignite inflation, pushed yields higher.

Fund Summary

The Spirit of America Income and Opportunity Fund’s (SOAOX) (the “Fund”) objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, REIT’s, and master limited partnerships (MLPs).

At the end of 2016, the Fund had more than 36% of its assets invested in taxable municipal bonds, over 20% in preferred stock, over 10% in MLPs, over 5% in corporate bonds, and over 25% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on years of experience being involved with the markets.

Return Summary

The Fund had a total one year return of 9.75% (no load, gross of fees) as of December 31, 2016. This compares to the 2.65% return of its benchmark, the Bloomberg Barclay U.S. Aggregate Index, for the same period. That result does not take the Fund’s sales charge and expense ratio into account.

Including the sales charge and expenses, as of December 31, 2016, the Fund’s Class A Shares one year return was 3.22%. The Fund Class A Shares, which began operations in July 2013, had an annualized return since inception of 1.81% as of December 31, 2016.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

19

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Summary of Portfolio Holdings (Unaudited)

As of December 31, 2016

Common Stocks	37.66%	$21,629,323
Municipal Bonds	36.88%	21,184,281
Preferred Stocks	20.26%	11,638,176
Corporate Bonds	5.20%	2,984,999
Total Investments	100.00%	$57,436,779

20	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

MANAGEMENT DISCUSSION (UNAUDITED) (CONT.)

Average Annual Returns (Unaudited)

For the periods ended December 31, 2016

	1 Year	Since Inception (July 8, 2013)
Class A Shares — with load	3.22%	1.81%
Class A Shares — no load	8.40%	3.25%
Class C Shares — with load[1]	6.07%	2.34%
Class C Shares — no load[1]	7.07%	2.34%
Barclays U.S. Aggregate Index[2]	2.65%	2.91%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 4.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.
2	The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Growth of $10,000 (Unaudited)

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800- 452-4892.

21

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2016

	Shares	Market Value
Common Stocks 96.98%

Diversified REITs 2.82%
American Assets Trust, Inc.	10,400	$448,032
Gramercy Property Trust	55,000	504,900
Spirit Realty Capital, Inc.	22,400	243,264
STORE Capital Corp.	3,780	93,404
WP Carey, Inc.	30,000	1,772,700
		3,062,300

Energy 5.47%
Cheniere Energy Partners LP	8,100	233,442
Enterprise Products Partners LP	54,677	1,478,466
Magellan Midstream Partners LP	15,000	1,134,450
MPLX LP	22,486	778,465
Spectra Energy Partners LP	9,755	447,169
Sunoco Logistics Partners LP	7,500	180,150
Sunoco LP	4,650	125,039
USA Compression Partners LP	40,000	692,000
Western Gas Partners LP	14,980	880,225
		5,949,406

Financials 0.69%
NorthStar Asset Management Group, Inc.	50,000	746,000

Health Care REITs 3.39%
Global Medical REIT, Inc.	10,000	89,200
Healthcare Trust of America, Inc.	6,000	174,660
Quality Care Properties, Inc.*	5,123	79,407
Ventas, Inc.	34,900	2,181,948
Welltower, Inc.	17,300	1,157,889
		3,683,104

Hotel & Resort REITs 11.49%
Apple Hospitality REIT, Inc.	91,210	1,822,376
Ashford Hospitality Prime, Inc.	33,100	451,815
Ashford Hospitality Trust, Inc.	115,125	893,370
Chesapeake Lodging Trust	33,200	858,552
DiamondRock Hospitality Co.	207,147	2,388,405
FelCor Lodging Trust, Inc.	206,726	1,655,875
HCP, Inc.	25,618	761,367
Hersha Hospitality Trust	74,750	1,607,125
Pebblebrook Hotel Trust	57,531	1,711,547
Sotherly Hotels, Inc.	52,000	353,080
		12,503,512

Industrial REITs 5.89%
Crown Castle International Corp.	1,050	91,109
DCT Industrial Trust, Inc.	14,214	680,566
Prologis, Inc.	94,725	5,000,533
STAG Industrial, Inc.	20,000	477,400
Terreno Realty Corp.	5,675	161,681
		6,411,289

22	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Mortgage REITs 3.13%
Blackstone Mortgage Trust, Inc.	45,000	$1,353,150
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	55,567	1,055,217
Starwood Property Trust, Inc.	45,550	999,823
		3,408,190

Office REITs 12.30%
Boston Properties, Inc.	22,850	2,874,073
City Office REIT, Inc.	129,258	1,702,328
Hudson Pacific Properties, Inc.	88,300	3,071,074
Kilroy Realty Corp.	32,365	2,369,765
SL Green Realty Corp.	21,550	2,317,702
Vornado Realty Trust	10,000	1,043,700
		13,378,642

Residential REITs 21.89%
American Campus Communities, Inc.	16,500	821,205
American Tower Corp., Class A	1,900	200,792
Apartment Investment & Management Co.	62,280	2,830,626
AvalonBay Communities, Inc.	16,740	2,965,491
Camden Property Trust	25,000	2,101,750
Education Realty Trust, Inc.	30,825	1,303,898
Equity LifeStyle Properties, Inc.	17,050	1,229,305
Equity Residential	35,815	2,305,053
Essex Property Trust, Inc. (a)	14,046	3,265,695
Mid-America Apartment Communities, Inc.	31,172	3,052,362
Sun Communities, Inc.	19,200	1,470,912
UDR, Inc.	62,306	2,272,923
		23,820,012

Retail REITs 13.98%
Federal Realty Investment Trust	36,975	5,254,517
General Growth Properties, Inc.	34,900	871,802
Kimco Realty Corp.	56,319	1,416,986
Realty Income Corp.	9,880	567,902
Regency Centers Corp.	20,000	1,379,000
Simon Property Group, Inc.	32,200	5,720,974
		15,211,181

Specialized REITs 15.93%
CoreCivic, Inc.	5,150	125,969
CoreSite Realty Corp.	40,000	3,174,800
CubeSmart	20,000	535,400
CyrusOne, Inc.	23,800	1,064,574
Digital Realty Trust, Inc.	49,470	4,860,922
DuPont Fabros Technology, Inc.	10,000	439,300
Extra Space Storage, Inc.	26,000	2,008,240
GEO Group, Inc./The	4,100	147,313
Life Storage, Inc.	31,700	2,702,742
QTS Realty Trust, Inc., Class A	45,800	2,273,970
		17,333,230
Total Common Stocks (Cost $74,064,618)		105,506,866

23

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Preferred Stocks 2.65%

Financials 0.13%
Arch Capital Group Ltd., Series E, 5.25%	2,000	$42,260
Wells Fargo & Co., Series W, 5.70%	4,000	94,560
		136,820

Hotel & Resort REITs 0.17%
Ashford Hospitality Trust, Inc., Series F, 7.38%	3,000	70,740
Hersha Hospitality Trust, Series D, 6.50%	2,000	44,760
Sotherly Hotels, Inc., Series B, 8.00%	3,000	75,450
		190,950

Retail REITs 0.76%
Monmouth Real Estate Investment Corp., Series C, 6.13%	2,000	47,180
National Retail Properties, Inc., Series F, 5.20%	8,000	172,640
National Retail Properties, Inc., Series E, 5.70%	26,364	609,272
		829,092

Specialized REITs 1.55%
Digital Realty Trust, Inc., Series H, 7.38%	6,000	162,900
Digital Realty Trust, Inc., Series I, 6.35%	11,018	276,111
Public Storage, Series B, 5.40%	29,200	660,796
Public Storage, Series Z, 6.00%	6,000	151,860
Public Storage, Series W, 5.20%	6,000	139,500
Public Storage, Series E, 4.90%	10,000	211,000
Public Storage, Series D, 4.95%	2,000	42,400
Public Storage, Series C, 5.13%	2,000	43,620
		1,688,187

Utilities 0.04%
Entergy Louisiana LLC, 4.88%	2,000	42,260
Total Preferred Stocks (Cost $3,142,082)		2,887,309

Municipal Bonds 0.49%
Franklin County Convention Facilities Authority, 6.54%, 12/1/36	140,000	163,156
Miami-Dade County Educational Facilities Authority, 5.07%, 4/1/50	100,000	105,192
Port Authority of New York & New Jersey, 4.82%, 6/1/45	250,000	263,268
Total Municipal Bonds (Cost $540,038)		531,616

Total Investments — 100.12%
(Cost $77,746,738)		108,925,791
Liabilities in Excess of Other Assets — (0.12)%		(126,588)

NET ASSETS — 100.00%		$108,799,203

*	Non-income producing security.
(a)	All or a portion of the security is held as collateral for written call options.

24	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

SCHEDULE OF WRITTEN OPTIONS	DECEMBER 31, 2016

	Outstanding Contracts	Market Value

Written Call Options (0.00)%
Essex Property Trust, Inc./January 2017/Strike Price $230.00 (a)*	(10)	$(6,500)
Total Written Call Options – (0.00)% (Premiums Received $1,339)		$(6,500)

(a)	The option contract has a multiplier of 100 shares.
*	Non-income producing security.

25

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2016

	Shares	Market Value

Common Stocks 93.24%

Consumer Discretionary 10.09%
Adient PLC*	735	$43,071
CBS Corp., Class B	8,100	515,322
Comcast Corp., Class A	14,000	966,700
Home Depot, Inc. (The)	15,450	2,071,536
Johnson Controls International PLC	7,353	302,870
McDonald’s Corp.	7,680	934,810
Ross Stores, Inc.	9,500	623,200
Target Corp.	5,000	361,150
TJX Companies, Inc. (The)	3,200	240,416
Walt Disney Co. (The)	17,000	1,771,740
		7,830,815

Consumer Staples 8.27%
Altria Group, Inc.	25,700	1,737,834
Coca-Cola Co. (The)	15,700	650,922
ConAgra Foods, Inc.	6,900	272,895
Kimberly-Clark Corp.	6,000	684,720
Kraft Heinz Co. (The)	2,999	261,873
Lamb Weston Holdings, Inc.*	2,300	87,055
PepsiCo, Inc.	9,150	957,364
Philip Morris International, Inc.	9,400	860,006
Procter & Gamble Co. (The)	3,700	311,096
Walgreens Boots Alliance, Inc.	3,000	248,280
Wal-Mart Stores, Inc.	5,024	347,259
		6,419,304

Energy 7.79%
Apache Corp.	2,000	126,940
Chevron Corp.	7,600	894,520
ConocoPhillips	8,550	428,697
Devon Energy Corp.	3,000	137,010
EOG Resources, Inc.	8,700	879,570
Exxon Mobil Corp.	18,350	1,656,271
Halliburton Co.	7,100	384,039
Schlumberger Ltd.	6,375	535,181
Tesoro Corp.	2,000	174,900
Valero Energy Corp.	12,100	826,672
		6,043,800

Financials 12.79%
American Express Co.	10,000	740,800
Bank of America Corp.	42,300	934,830
Blackstone Group LP (The)	14,200	383,826
Citigroup, Inc.	12,300	730,989
CME Group, Inc.	3,900	449,865
Fifth Third Bancorp	15,400	415,338
Goldman Sachs Group, Inc. (The)	3,265	781,804
Hartford Financial Services Group, Inc. (The)	14,000	667,100
Huntington Bancshares, Inc.	30,050	397,261
JPMorgan Chase & Co.	14,977	1,292,365

26	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Financials (cont.)
M&T Bank Corp.	2,200	$344,146
MetLife, Inc.	8,375	451,329
Prudential Financial, Inc.	4,500	468,270
Travelers Cos., Inc. (The)	3,500	428,470
U.S. Bancorp	9,700	498,289
Wells Fargo & Co.	17,006	937,201
		9,921,883

Health Care 12.98%
AbbVie, Inc.	4,700	294,314
Aetna, Inc.	3,800	471,238
Allergan PLC*	3,300	693,033
Amgen, Inc.	3,250	475,183
Bristol-Myers Squibb Co.	14,000	818,160
Edwards LifeSciences Corp.*	1,000	93,700
Gilead Sciences, Inc.	6,800	486,948
Humana, Inc.	3,000	612,090
Johnson & Johnson	8,810	1,015,000
McKesson Corp.	4,400	617,980
Medtronic PLC	9,029	643,136
Merck & Co., Inc.	13,100	771,197
Mylan NV*	2,800	106,820
Perrigo Co. PLC (Ireland)	1,300	108,199
Pfizer, Inc.	16,900	548,912
Quest Diagnostics, Inc.	4,500	413,550
Thermo Fisher Scientific, Inc.	2,700	380,970
UnitedHealth Group, Inc.	9,500	1,520,380
		10,070,810

Industrials 8.07%
3M Co.	5,650	1,008,920
Boeing Co. (The)	5,200	809,536
Caterpillar, Inc.	9,350	867,119
CSX Corp.	18,500	664,705
Deere & Co.	4,000	412,160
FedEx Corp.	2,500	465,500
General Electric Co.	36,081	1,140,160
Honeywell International, Inc.	3,000	347,550
Masco Corp.	7,500	237,150
United Technologies Corp.	2,800	306,936
		6,259,736

Information Technology 21.24%
Accenture PLC, Class A	4,850	568,081
Adobe Systems, Inc.*	4,200	432,390
Apple, Inc.	23,200	2,687,024
Applied Materials, Inc.	19,800	638,946
Cisco Systems, Inc.	26,500	800,830
Cognizant Technology Solutions Corp., Class A*	10,100	565,903
Corning, Inc.	13,200	320,364
Dell Technologies, Inc., Class V*	2,006	110,270
Hewlett Packard Enterprise Co.	11,000	254,540
HP, Inc.	18,500	274,540
Intel Corp.	26,400	957,528

27

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Information Technology (cont.)
International Business Machines Corp.	2,858	$474,399
MasterCard, Inc., Class A	6,900	712,425
Microsoft Corp.	34,450	2,140,723
NetApp, Inc.	3,000	105,810
Oracle Corp.	24,800	953,560
Paychex, Inc.	8,850	538,788
QUALCOMM, Inc.	8,800	573,760
Seagate Technology PLC	5,000	190,850
Symantec Corp.	21,100	504,079
Texas Instruments, Inc.	16,525	1,205,829
Visa, Inc.	18,800	1,466,776
		16,477,415

Materials 1.69%
AdvanSix, Inc.*	248	5,491
Dow Chemical Co.(The)	8,650	494,953
E.I. du Pont de Nemours & Co.	11,000	807,400
		1,307,844

Real Estate Investment Trusts 5.86%
American Campus Communities, Inc.	13,350	664,429
American Tower Corp., Class A	900	95,112
Apple Hospitality REIT, Inc.	16,550	330,669
CoreCivic, Inc.	5,150	125,969
Crown Castle International Corp.	2,050	177,879
DiamondRock Hospitality Co.	10,000	115,300
Digital Realty Trust, Inc.	2,200	216,172
Education Realty Trust, Inc.	20,650	873,495
Essex Property Trust, Inc.	500	116,250
GEO Group, Inc./The	4,100	147,313
Gramercy Property Trust	27,500	252,450
Healthcare Realty Trust, Inc.	5,000	151,600
Healthcare Trust of America, Inc.	4,500	130,995
Invesco Mortgage Capital, Inc.	7,000	102,200
Pebblebrook Hotel Trust	3,900	116,025
Prologis, Inc.	6,000	316,740
Realty Income Corp.	2,000	114,960
Simon Property Group, Inc.	2,400	426,408
Sun Communities, Inc.	1,000	76,610
		4,550,576

Telecommunication Services 2.82%
AT&T, Inc.	28,250	1,201,472
Verizon Communications, Inc.	18,440	984,327
		2,185,799

Utilities 1.64%
American Electric Power Co., Inc.	1,750	110,180
NextEra Energy, Inc.	4,900	585,354
WEC Energy Group, Inc.	9,800	574,770
		1,270,304
Total Common Stocks (Cost $45,688,309)		72,338,286

28	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Preferred Stocks 5.08%

Energy 0.40%
Callon Petroleum Co., Series A, 10.00%	5,000	$263,400
Teekay LNG Partners LP, 9.00%	2,000	46,960
		310,360

Financials 2.25%
Aegon NV, 8.00%	3,000	78,150
AGNC Investment Corp., 7.75%	6,000	150,060
American Financial Group, Inc., 6.00%	5,300	132,500
AmTrust Financial Services, Inc., 7.50%	2,500	64,475
Ares Management LP, Series A, 7.00%	2,500	63,025
Bank of America Corp., Series EE, 6.00%	2,500	62,250
Bank of America Corp., Series W, 6.63%	2,000	51,420
BGC Partners, Inc., 8.13%	5,000	128,500
Capital One Financial Corp., Series D, 6.70%	2,000	51,920
Charles Schwab Corp. (The), Series C, 6.00%	2,000	50,540
Citigroup, Inc., Series L, 6.88%	3,000	78,540
Hancock Holding Co., 5.95%	2,500	61,000
Hercules Capital, Inc., 6.25%	2,000	50,800
JPMorgan Chase & Co., Series T, 6.70%	2,000	53,860
KKR & Co. LP, Series B, 6.50%	2,000	49,700
KKR Financial Holdings LLC, Series A, 7.38%	3,000	77,880
Ladenburg Thalmann Financial Services, Inc., Series A, 8.00%	7,000	168,280
Oxford Lane Capital Corp., 8.13%	2,000	51,740
Prospect Capital Corp., 6.25%	4,000	100,560
Torchmark Corp., 6.13%	5,000	126,200
Wells Fargo & Co., Series W, 5.70%	4,000	94,560
		1,745,960

Health Care 0.11%
AdCare Health Systems, Inc., Series A, 10.88%	3,500	82,250

Information Technology 0.13%
eBay, Inc., 6.00%	4,000	103,760

Real Estate Investment Trusts 1.21%
Ashford Hospitality Trust, Inc., Series F, 7.38%	3,000	70,740
Bluerock Residential Growth REIT, Inc., Series D, 7.13%	3,000	69,600
Digital Realty Trust, Inc., Series H, 7.38%	5,000	135,750
Digital Realty Trust, Inc., Series I, 6.35%	2,500	62,650
Hersha Hospitality Trust, Series D, 6.50%	3,000	67,140
Hersha Hospitality Trust, Series E, 6.50%	5,000	112,550
LaSalle Hotel Properties, Series J, 6.30%	2,500	58,175
Monmouth Real Estate Investment Corp., Series C, 6.13%	2,000	47,180
National Retail Properties, Inc., Series F, 5.20%	3,000	64,740
Public Storage, Series B, 5.40%	4,000	90,520
Public Storage, Series E, 4.90%	4,000	84,400
Sotherly Hotels, Inc., Series B, 8.00%	3,000	75,450
		938,895

29

SPIRIT OF AMERICA LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Telecommunication Services 0.66%
Qwest Corp., 6.63%	2,500	$58,775
Qwest Corp., 6.88%	2,000	48,400
Qwest Corp., 7.00%	2,500	62,875
Qwest Corp., 7.00%	5,000	122,700
Telephone & Data Systems, Inc., 7.00%	4,000	100,280
United States Cellular Corp., 7.25%	2,500	64,025
United States Cellular Corp., 7.25%	2,000	50,820
		507,875

Utilities 0.32%
DTE Energy Co., Series B, 5.38%	2,000	45,080
Entergy Mississippi, Inc., 4.90%	5,000	105,650
Entergy New Orleans, Inc., 5.50%	2,000	46,700
Southern Co./The, 6.25%	2,000	52,200
		249,630

Total Preferred Stocks (Cost $3,977,917)		3,938,730

Money Market 1.55%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 0.44% (a)	1,206,546	1,206,546
Total Money Market
(Cost $1,206,546)		1,206,546

Total Investments — 99.87%
(Cost $50,872,772)		77,483,562
Other Assets in Excess of Liabilities — 0.13%		96,173

NET ASSETS — 100.00%		$77,579,735

*	Non-income producing security.
(a)	Rate disclosed is the seven day effective yield as of December 31, 2016

30	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2016

	Principal Amount	Market Value
Municipal Bonds 99.13%

Alabama 0.10%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$105,740

Alaska 0.61%
Alaska Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	101,199
Alaska Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	101,162
Northern Tobacco Securitization Corp., Refunding Revenue Bonds, Series A, Callable 01/25/17 @ 100, (OID), 5.00%, 06/01/32	500,000	451,090
		653,451

Arizona 0.77%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	106,345
City of Phoenix, AZ, General Obligation Unlimited, Callable 07/01/26 @ 100, 5.00%, 07/01/27	500,000	604,540
State of Arizona Lottery Revenue, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	107,756
		818,641

California 3.75%
California Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	292,445
California State Public Works Board, Revenue Bonds, Callable 11/01/26 @ 100, 5.00%, 11/01/29	600,000	703,638
City of Los Angeles, CA Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	102,057
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	272,947
County of San Bernardino, CA, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	50,000	54,002
Los Angeles Community College District, General Obligation Unlimited, Callable 08/01/26 @ 100, 4.00%, 08/01/38	500,000	514,020
Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds, Series L, Callable 05/15/26 @ 100, 4.00%, 05/15/37	145,000	146,463
San Francisco, CA Bay Area Rapid Transit, Public & Highway Improvements, General Obligation Unlimited, 5.00%, 08/01/33	250,000	286,517
State of California, Refunding Bonds, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	500,000	526,765
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	100,000	109,196
State of California, General Obligation Unlimited, Callable 08/01/25 @ 100, 5.00%, 08/01/29	250,000	293,735
State of California, General Obligation Unlimited, Callable 09/01/26 @ 100, 4.00%, 09/01/36	250,000	258,293
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	250,000	282,110
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	140,000	152,566
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	21,717
		4,016,471

31

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Colorado 0.57%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	$100,000	$109,536
Montrose Memorial Hospital, Inc., Hospital Improvements, Revenue Bonds, Callable 02/09/17 @ 100, (OID), 6.00%, 12/01/33	500,000	500,905
		610,441

Connecticut 10.08%
City of New Haven, CT, General Obligation Unlimited, Series A, Callable 08/15/26 @ 100, (AGM), 5.00%, 08/15/36	230,000	253,207
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series F-1, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	232,610
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100, 3.35%, 05/15/28	250,000	256,743
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries G-1, Callable 11/15/21 @ 100, (OID), 3.75%, 11/15/55	250,000	229,650
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, 4.63%, 11/15/41	215,000	226,967
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100, 4.88%, 11/15/46	100,000	105,735
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.25%, 11/15/27	150,000	153,837
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.88%, 11/15/38	750,000	752,512
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Series B-1, Callable 11/15/25 @ 100, 3.25%, 11/15/36	250,000	228,903
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series G, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	239,985
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.50%, 05/15/31	250,000	251,453
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	501,880
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	530,745
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	500,000	515,805
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	518,195
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	150,000	158,271
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series E, Callable 07/01/24 @ 100, 5.00%, 07/01/34	100,000	110,014
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	108,512
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series M, Callable 07/01/26 @ 100, 5.00%, 07/01/34	250,000	279,412
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	125,000	133,650
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	107,023
Connecticut State Health & Educational Facility Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Series A, Callable 07/01/21 @ 100, 5.00%, 07/01/32	440,000	470,210

32	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	$5,000	$5,230
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	252,353
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	102,779
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	95,000	100,238
State of Connecticut, General Obligation Unlimited, Series A, Callable 03/15/26 @ 100, 5.00%, 03/15/31	500,000	567,765
State of Connecticut, General Obligation Unlimited, Series A, Callable 03/15/26 @ 100, 4.00%, 03/15/36	500,000	504,965
State of Connecticut, General Obligation Unlimited, Series F, Callable 11/15/25 @ 100, 5.00%, 11/15/26	250,000	292,247
State of Connecticut, Public Improvements, General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	260,250
State of Connecticut, General Obligation Unlimited, Series B, Callable 06/15/25 @ 100, 5.00%, 06/15/28	250,000	288,260
State of Connecticut, Public Improvements, General Obligation Unlimited, Series A, Callable 03/01/24 @ 100, (OID), 4.00%, 03/01/33	400,000	413,828
State of Connecticut, General Obligation Unlimited, Series G, 5.00%, 11/01/20	100,000	110,401
State of Connecticut, General Obligation Unlimited, Series B, 5.00%, 06/15/24	250,000	288,357
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/28	445,000	506,788
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	111,492
State of Connecticut Special Tax Revenue, Highway Improvements, Revenue Bonds, Series A, Callable 10/01/23 @ 100, 5.00%, 10/01/30	250,000	286,695
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/24 @ 100, 5.00%, 02/15/34	250,000	280,267
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/20 @ 100, 5.00%, 02/15/28	50,000	54,486
		10,791,720

District of Columbia 1.51%
District of Columbia, Hospital Improvements, Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101, (AGM), 5.45%, 07/15/35	500,000	527,595
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/15/23 @ 100, (Fannie Mae), 4.45%, 06/15/31	320,000	333,738
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 12/01/21 @ 100, (Fannie Mae), 4.90%, 06/01/40	280,000	296,677
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, Callable 04/01/26 @ 100, 5.00%, 10/01/34	150,000	172,868
District of Columbia Water & Sewer Authority, Revenue Bonds, Series A, Callable 04/01/26 @ 100, 5.00%, 10/01/36	250,000	286,165
		1,617,043

Florida 9.11%
Central Florida Expressway Authority, Revenue Bonds, Series B, Callable 07/01/26 @ 100, (AGM) (OID), 3.00%, 07/01/37	1,000,000	846,030
Central Florida Expressway Authority, Revenue Bonds, Series B, Callable 07/01/26 @ 100, 4.00%, 07/01/35	150,000	152,252
Citizens Property Insurance Corp., Miscellaneous Purposes, Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	163,565

33

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Florida (cont.)
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	$125,000	$136,943
City of Miami, FL, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	115,401
City of Miami, FL Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	541,900
City of Orlando, FL, Public Improvements, Revenue Bonds, Series B, Callable 10/01/24 @ 100, 5.00%, 10/01/46	1,000,000	1,104,440
County of Miami-Dade, FL, Hospital Improvements, Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	120,019
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, Series C, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	273,562
County of Miami-Dade, FL, Public Improvements, General Obligation Unlimited, Series B-1, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	250,000	266,275
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	160,000	177,786
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	275,735
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	110,028
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	130,000	147,402
Florida Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	70,000	71,476
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	113,133
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	112,404
FSU Financial Assistance, Inc., State Single-Family Housing, Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	564,710
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	221,582
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	243,663
JEA Electric System Revenue, Revenue Bonds, Series 3-B, Callable 10/01/17 @ 100, (OID), 3.75%, 10/01/39	500,000	490,960
JEA Water & Sewer System Revenue, Revenue Bonds, Series B, Callable 10/01/17 @ 100, (OID), 4.00%, 10/01/41	515,000	516,128
JEA Water & Sewer System Revenue, Revenue Bonds, Subseries B, Callable 10/01/17 @ 100, (OID), 3.88%, 10/01/37	250,000	250,395
Miami-Dade County Aviation Revenue, Revenue Bonds, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	115,000	128,199
Miami-Dade County Aviation Revenue, Revenue Bonds, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	35,000	39,550
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, Series B, (AMBAC), 5.25%, 04/01/31	260,000	315,234
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	442,296
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/01/19	160,000	174,954
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	50,598
School Board of Miami-Dade County/The, Certificate of Participation, Series D,Callable 02/01/26 @ 100, 4.00%, 02/01/33	1,460,000	1,477,724
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/37	100,000	109,522
		9,753,866

34	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Georgia 1.63%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	$250,000	$270,845
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	361,299
City of Atlanta, GA Water & Wastewater Revenue, Refunding Revenue Bonds, Callable 05/01/25 @ 100, 5.00%, 11/01/34	200,000	228,466
City of Atlanta, GA Water & Wastewater Revenue, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	273,032
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	103,654
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	171,132
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	56,862
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	283,230
		1,748,520

Hawaii 0.04%
Hawai’i Pacific Health, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	40,000	44,473

Illinois 1.38%
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	197,762
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	114,095
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	258,655
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	215,000	239,721
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	284,490
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	266,733
University of Illinois, University & College Improvements, Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	109,751
		1,471,207

Indiana 2.71%
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	284,369
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	115,000	124,652
Indiana Finance Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	250,000	269,462
Town of Munster, IN, Public Improvements, Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	2,219,800
		2,898,283

35

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Iowa 0.59%
Iowa Finance Authority, Revenue Bonds, Series A, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	$300,000	$329,817
State of Iowa, Revenue Bonds, Series A, Callable 06/01/26 @ 100, 5.00%, 06/01/27	250,000	298,620
		628,437

Kansas 0.26%
Kansas Development Finance Authority, Revenue Bonds, Callable 01/01/20 @ 100, 5.00%, 01/01/35	35,000	37,704
Kansas Development Finance Authority, Revenue Bonds, Callable 01/01/20 @ 100, 5.00%, 01/01/35	215,000	236,119
		273,823

Kentucky 0.33%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	325,000	357,987

Louisiana 0.83%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 02/01/23 @ 100, (OID), 4.00%, 02/01/48	500,000	502,130
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Callable 02/01/23 @ 100, 5.00%, 02/01/35	100,000	111,084
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	274,480
		887,694

Maine 1.04%
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	500,000	499,595
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series D-2, Callable 11/15/22 @ 100, 4.50%, 11/15/37	250,000	260,910
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series A-3, Callable 11/15/24 @ 100, 3.75%, 11/15/44	100,000	95,820
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.45%, 11/15/32	100,000	99,272
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.60%, 11/15/36	100,000	97,840
Maine Turnpike Authority, Refunding Revenue Bonds, Callable 07/01/25 @ 100, 5.00%, 07/01/26	50,000	59,172
		1,112,609

Maryland 1.57%
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	257,743
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	445,000	478,642
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	538,830
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	63,329
Montgomery County Housing Opportunities Commission, Revenue Bonds, Series B, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	345,000	346,014
		1,684,558

36	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Massachusetts 1.52%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	$50,000	$52,439
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	115,000	120,826
Massachusetts Health & Educational Facilities Authority, Healthcare, Hospital, & Nursing Home Improvements, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	130,000	138,730
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	154,592
Massachusetts Housing Finance Agency, Revenue Bonds, Series D, Callable 12/01/25 @ 100, 3.25%, 12/01/36	575,000	521,956
Massachusetts Housing Finance Agency, Revenue Bonds, Series 185, Callable 06/01/26 @ 100, 3.15%, 12/01/26	120,000	121,464
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/20 @ 100, (FHA) (INS), 5.25%, 12/01/35	175,000	186,582
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	104,537
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	104,401
Massachusetts School Building Authority, Revenue Bonds, Series C, Callable 08/15/25 @ 100, 5.00%, 08/15/26	100,000	120,030
		1,625,557

Michigan 3.03%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Series A, Callable 02/09/17 @ 100, 6.00%, 12/01/35	500,000	481,390
Michigan State Building Authority, Refunding Revenue Bonds, Series I-A, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	113,253
Michigan State Building Authority, Refunding Revenue Bonds, Series I-A, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	844,957
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A2, Callable 04/01/22 @ 100, 4.50%, 10/01/36	710,000	740,913
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	252,118
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, Series A, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/48	595,000	528,640
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	280,432
		3,241,703

Mississippi 0.25%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	270,882

Missouri 0.89%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	275,000	290,353
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	98,635

37

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Missouri (cont.)
Health & Educational Facilities Authority of the State of Missouri, Healthcare, Hospital & Nursing Home Improvements, Revenue Bonds, Series F, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/45	$500,000	$501,320
Missouri Housing Development Commission, State Single-Family Housing, Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	65,000	66,820
		957,128

Nebraska 0.26%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	279,890

Nevada 0.79%
City of Reno, NV, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	45,000	47,701
City of Reno, NV, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	5,000	5,236
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Ginnie Mae), 4.40%, 04/01/27	40,000	40,939
Nevada System of Higher Education, Certificate of Participation, Callable 07/01/26 @ 100, 4.00%, 07/01/27	700,000	752,045
		845,921

New Hampshire 0.10%
New Hampshire Health and Education Facilities Authority Act, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	112,094

New Jersey 10.65%
Essex County Improvement Authority, Public Improvements, Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	268,835
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	150,000	183,294
New Jersey Economic Development Authority, Revenue Bonds, Series II, Callable 03/01/22 @ 100, 5.00%, 03/01/25	1,000,000	1,039,500
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	920,000	962,145
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	100,279
New Jersey Economic Development Authority, School Improvements, Refunding Revenue Bonds, Callable 03/01/23 @ 100, 5.00%, 03/01/31	300,000	301,875
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/23 @ 100, 5.00%, 06/15/30	250,000	283,797
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	260,000	274,139
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	545,000	585,139
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	235,688
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	15,000	15,686
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	105,357
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	68,455
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/28	165,000	174,403
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Series A, Callable 11/01/25 @ 100, 3.50%, 11/01/36	500,000	470,725

38	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	$70,000	$72,000
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Series A, Callable 11/01/25 @ 100, 3.90%, 11/01/50	175,000	166,467
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series D, Callable 12/15/24 @ 100, 5.00%, 06/15/32	750,000	759,787
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.00%, 06/15/21	150,000	159,756
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	150,000	159,501
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/22 @ 100, (State Appropriation), 5.00%, 06/15/42	375,000	373,916
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	220,000	222,510
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 5.00%, 06/15/38	1,000,000	997,360
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/31	200,000	223,536
New Jersey Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/32	500,000	557,220
New Jersey Turnpike Authority, Revenue Bonds, Series B, Callable 01/01/23 @ 100, 5.00%, 01/01/29	500,000	564,380
Newark Housing Authority, Public Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	860,370
State of New Jersey, Public Improvements, General Obligation Unlimited, Callable 06/01/25 @ 100, 4.00%, 06/01/34	250,000	248,750
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	248,895
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	250,505
Tobacco Settlement Financing Corp., Refunding Bonds, Revenue Bonds, Series 1A, Callable 06/01/17 @ 100, (OID), 5.00%, 06/01/41	525,000	458,141
		11,392,411

New Mexico 1.52%
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	477,254
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	225,000	239,330
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, (OID), 4.00%, 08/01/42	500,000	504,970
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	125,000	125,499
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	200,000	199,042
Village of Los Ranchos de Albuquerque, NM, Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	77,628
		1,623,723

New York 22.89%
County of Monroe, NY, General Obligation Limited, 2.00%, 06/01/17	500,000	501,770
Hudson Yards Infrastructure Corp., Transit Improvements, Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	60,200
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	218,978

39

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

New York (cont.)
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	$250,000	$281,132
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	270,190
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	136,436
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.88%, 11/15/46	100,000	106,831
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	250,000	269,880
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	277,465
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/23 @ 100, 5.00%, 11/15/33	100,000	111,133
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 05/15/23 @ 100, 5.00%, 11/15/43	500,000	546,295
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	250,000	277,105
Metropolitan Transportation Authority, Revenue Bonds, Subseries C-1, Callable 11/15/25 @ 100, 5.25%, 11/15/28	500,000	591,220
Metropolitan Transportation Authority, Transit Improvements, Refunding Revenue Bonds, Series B, Callable 05/15/25 @ 100, 5.00%, 11/15/28	250,000	287,322
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Subseries A-1, Callable 05/15/25 @ 100, 5.00%, 11/15/45	500,000	547,485
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/23 @ 100, 5.25%, 11/15/28	50,000	58,003
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	561,665
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series C, Callable 05/15/23 @ 100, 5.00%, 11/15/32	500,000	558,730
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, Callable 02/15/21 @ 100, (FHA) (INS), 5.75%, 08/15/35	250,000	282,385
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	269,107
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	517,460
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	264,243
New York City Housing Development Corp., Revenue Bonds, Callable 11/01/25 @ 100, 3.60%, 11/01/31	250,000	253,013
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	165,128
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	263,548
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	262,945
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	105,740
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	259,065
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	105,344
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	650,000	705,692

40	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

New York (cont.)
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/09/17 @ 100, (FGIC), 5.00%, 03/01/46	$1,500,000	$1,510,425
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/09/17 @ 100, (NATL-RE), 5.00%, 03/01/36	115,000	115,718
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/09/17 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	100,050
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 02/09/17 @ 100, (FGIC), 5.00%, 03/01/31	145,000	145,900
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S-1, Callable 01/15/25 @ 100, (State Aid Withholding), 5.00%, 07/15/35	500,000	564,780
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds, Series S-1, Callable 01/15/26 @ 100, (State Aid Withholding), 5.00%, 07/15/31	750,000	870,427
New York City Transitional Finance Authority Building Aid Revenue, Public Improvements, Revenue Bonds, Series S-1, Callable 01/15/25 @ 100, (State Aid Withholding), 5.00%, 07/15/27	250,000	292,625
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	267,925
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Subseries B-1, Callable 08/01/26 @ 100, 4.00%, 08/01/35	100,000	103,952
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Series C, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	500,000	554,725
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Callable 08/01/25 @ 100, 5.00%, 08/01/34	1,000,000	1,146,910
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Callable 08/01/25 @ 100, 5.00%, 08/01/27	25,000	29,584
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/23	100,000	117,647
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/21	100,000	113,748
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, 5.00%, 08/01/24	100,000	119,046
New York City Water & Sewer System, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	276,200
New York City Water & Sewer System, Revenue Bonds, Series FF, Callable 06/15/22 @ 100, 5.00%, 06/15/45	700,000	772,422
New York City Water & Sewer System, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, 5.00%, 06/15/47	325,000	361,078
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	276,805
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	44,987
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	100,000	112,820
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	218,616
New York State Dormitory Authority, School Improvements, Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 4.75%, 10/01/40	165,000	177,372
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	546,790
New York State Dormitory Authority, Refunding Revenue Bonds, Series H, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	277,152
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	110,700
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	165,000	189,499
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	792,742
New York State Dormitory Authority, Revenue Bonds, Callable 07/01/25 @ 100, 5.00%, 07/01/37	385,000	433,718

41

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

New York (cont.)
New York State Environmental Facilities Corp., Revenue Bonds, Callable 06/15/26 @ 100, 4.00%, 06/15/36	$250,000	$258,753
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	104,964
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	210,334
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	212,970
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	156,093
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	259,955
New York State Housing Finance Agency, Revenue Bonds, Series D, Callable 11/01/25 @ 100, (Freddie Mac) (Fanni Mae) (Ginni Mae), 3.20%, 11/01/46	250,000	219,895
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	500,000	528,025
New York State Thruway Authority, Revenue Bonds, Series A, Callable 01/01/26 @ 100, 4.00%, 01/01/37	100,000	100,979
New York State Urban Development Corp., Public Improvements, Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	110,578
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	439,530
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/42	150,000	134,742
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	1,000,000	1,012,100
State of New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, 5.00%, 04/01/18	50,000	52,174
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B-3, Callable 11/15/25 @ 100, 5.00%, 11/15/27	100,000	118,882
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B-3, Callable 11/15/25 @ 100, 5.00%, 11/15/35	250,000	286,132
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, Callable 11/15/25 @ 100, 5.00%, 11/15/40	310,000	351,723
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, 5.00%, 11/15/21	50,000	57,189
Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, 5.00%, 11/15/23	100,000	118,018
		24,492,909

North Carolina 0.65%
Charlotte-Mecklenburg Hospital Authority/The, Refunding Revenue Bonds, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	100,000	106,942
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	265,505
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	214,390
University of North Carolina at Charlotte/The, University & College Improvements, Revenue Bonds, Callable 04/01/25 @ 100, 5.00%, 04/01/40	100,000	111,180
		698,017

North Dakota 0.09%
City of Bismarck, ND Sanitary Sewer Revenue, Revenue Bonds, Callable 05/01/25 @ 100, 3.00%, 05/01/29	100,000	97,874

42	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Ohio 0.67%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	$80,000	$74,606
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/42	420,000	366,836
Ohio Higher Educational Facility Commission, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	165,000	177,156
Ohio Higher Educational Facility Commission, Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	85,000	94,432
		713,030

Oklahoma 0.24%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/23 @ 100, 4.00%, 01/01/47	250,000	253,995

Oregon 0.34%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	100,000	110,215
Oregon Health & Science University, Refunding Revenue Bonds, Series E, Callable 07/01/22 @ 100, 5.00%, 07/01/32	35,000	39,500
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	210,462
		360,177

Pennsylvania 6.24%
Allegheny County Sanitary Authority, Sewer Improvements, Revenue Bonds, Callable 12/01/23 @ 100, 5.25%, 12/01/44	500,000	566,020
City of Philadelphia, PA, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	149,608
Montgomery County Industrial Development Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/20 @ 100, (FHA) (INS), 5.38%, 08/01/38	500,000	563,790
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	240,000	276,475
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	104,772
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	98,419
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	105,995
Pennsylvania State University, Revenue Bonds, Series A, Callable 09/01/26 @ 100, 5.00%, 09/01/34	190,000	219,746
Pennsylvania State University, Revenue Bonds, Series A, Callable 09/01/26 @ 100, 5.00%, 09/01/35	125,000	143,894
Pennsylvania State University, Revenue Bonds, Series A, Callable 09/01/26 @ 100, 5.00%, 09/01/36	100,000	114,846
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Callable 12/01/22 @ 100, 5.00%, 12/01/43	2,000,000	2,163,180
Pennsylvania Turnpike Commission, Revenue Bonds, Series A, (AGM), 5.25%, 07/15/28	150,000	183,671
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, Callable 12/01/25 @ 100, 5.00%, 12/01/45	500,000	539,855
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Subseries D, Callable 12/01/19 @ 100, 5.50%, 12/01/41	500,000	555,890
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	100,000	109,501

43

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Pennsylvania (cont.)
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	$250,000	$273,822
West View Municipal Authority Water Revenue, Water Utility Improvements, Revenue Bonds, Callable 11/15/24 @ 100, (OID), 4.00%, 11/15/43	500,000	511,160
		6,680,644

Puerto Rico 1.40%
Commonwealth of Puerto Rico, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	105,362
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	204,566
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	531,305
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	196,250
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed), 5.00%, 07/01/22	185,000	106,144
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	100,000	58,793
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 02/09/17 @ 100, (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	150,313
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	141,300
		1,494,033

Rhode Island 1.32%
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, Series 5, Callable 04/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.45%, 04/01/35	235,000	224,987
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	105,000	108,418
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	510,680
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	531,625
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	35,000	38,100
		1,413,810

South Carolina 0.05%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	52,996

South Dakota 0.35%
South Dakota Housing Development Authority, Revenue Bonds, Series B, Callable 11/01/25 @ 100, 3.13%, 11/01/36	150,000	134,804
South Dakota Housing Development Authority, Revenue Bonds, Series B, Callable 11/01/25 @ 100, 2.45%, 05/01/27	250,000	236,375
		371,179

44	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Tennessee 0.31%
City of Memphis, TN, General Obligation Unlimited, Series B, Callable 04/01/24 @ 100, 5.00%, 04/01/44	$100,000	$112,438
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	219,202
		331,640

Texas 4.81%
City of Houston, TX, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	560,525
City Public Service Board of San Antonio, TX, Revenue Bonds, Callable 08/01/26 @ 100, 5.00%, 02/01/32	250,000	292,690
Clifton Higher Education Finance Corp., School Improvements, Refunding Revenue Bonds, Callable 08/15/24 @ 100, (GTD), 4.00%, 08/15/44	500,000	505,880
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	251,613
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	120,000	130,753
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds, Callable 05/15/26 @ 100, 4.00%, 11/15/30	1,130,000	1,173,810
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	187,808
Lone Star College System, General Obligation Limited, Callable 02/15/26 @ 100, 4.00%, 02/15/38	500,000	511,495
Lone Star College System, General Obligation Limited, Callable 02/15/26 @ 100, 4.00%, 02/15/34	500,000	520,930
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	113,616
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	250,000	251,635
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, (OID), 4.50%, 09/01/19	100,000	106,727
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	100,000	108,257
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	109,464
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	109,157
Texas Public Finance Authority, Revenue Bonds, Callable 12/01/26 @ 100, 4.00%, 12/01/31	200,000	211,222
		5,145,582

Utah 0.35%
University of Utah/The, University & College Improvements, Revenue Bonds, Series A, Callable 08/01/23 @ 100, 5.00%, 08/01/43	250,000	279,460
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 CL III, Callable 01/01/21 @ 100, 5.25%, 01/01/25	30,000	31,398
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 CL II, Callable 01/01/21 @ 100, 5.75%, 01/01/33	65,000	67,588
		378,446

Vermont 0.22%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 08/15/22 @ 100, 3.75%, 08/15/37	245,000	239,990

Virgin Islands 0.08%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	86,253

45

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Virginia 0.46%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Series E, Callable 04/01/20 @ 100, 4.50%, 10/01/45	$215,000	$223,458
Virginia Resources Authority, Revenue Bonds, Callable 11/01/25 @ 100, 4.00%, 11/01/33	250,000	263,683
		487,141

Washington 1.79%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Series A, Callable 06/01/23 @ 100, 5.00%, 05/01/43	1,000,000	1,090,170
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	267,712
Washington Health Care Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	554,275
		1,912,157

West Virginia 0.45%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	217,570
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, 5.00%, 09/01/19	250,000	267,217
		484,787

Wisconsin 0.08%
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, (OID), 5.63%, 11/01/35	80,000	84,066

Wyoming 0.45%
Wyoming Community Development Authority, State Single-Family Housing, Revenue Bonds, Series 3, Callable 06/01/24 @ 100, 3.70%, 06/01/39	495,000	478,848
Total Municipal Bonds
(Cost $103,691,677)		106,081,847

Total Investments — 99.13%
(Cost $103,691,677)		106,081,847
Other Assets in Excess of Liabilities — 0.87%		930,414

NET ASSETS — 100.00%		$107,012,261

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration.

GO - General Obligation

GTD - Guaranteed

INS - Insured

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

SONYMA - State of New York Mortgage Agency

46	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2016

	Principal Amount	Market Value
Collateralized Mortgage Obligations 0.13%
CHL Mortgage Pass-Through Trust 2005-21, A27, 5.50%, 10/25/35	$53,256	$47,918
CHL Mortgage Pass-Through Trust 2005-21, A7, 5.50%, 10/25/35	57,574	51,803
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 02/25/35	183,281	183,682
Total Collateralized Mortgage Obligations (Cost $ 201,070)		283,403

Municipal Bonds 73.07%

Alabama 2.56%
Health Care Authority for Baptist Health/The, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	4,000,000	4,337,400
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	795,459
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	556,200
		5,689,059

Arizona 1.32%
Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 09/01/27	225,000	243,410
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,495,876
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,201,670
		2,940,956

California 7.12%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	565,003
Bay Area Toll Authority, Build America Revenue Bonds, 6.91%, 10/01/50	1,000,000	1,409,730
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1, 6.92%, 04/01/40	250,000	339,048
City & County of San Francisco, CA, General Obligation Unlimited, 6.26%, 06/15/30	450,000	566,653
City of Tulare, CA, Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,182,150
Colton Joint Unified School District, School Improvements, General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,151,340
County of San Bernardino, CA, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	190,000	206,044
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	589,035
Napa Valley Unified School District, School Improvements, General Obligation Unlimited, 6.51%, 08/01/43	500,000	659,605
Oakland Redevelopment Agency Successor Agency, Economic Improvements, Tax Allocation, Series T, (OID), 8.50%, 09/01/20	500,000	556,585
Peralta Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,543,665
Peralta Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	581,745
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,202,340
San Bernardino City Unified School District, School Improvements, Certificate of Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	629,145
State of California, Recreational Facility, Water Facility & Correctional Facility Improvements, Build America Bonds, General Obligation Unlimited, (AGM-CR) (OID), 6.88%, 11/01/26	1,000,000	1,284,860
University of California, Revenue Bonds, Series J, 4.13%, 05/15/45	1,000,000	993,100

47

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

California (cont.)
University of California, University & College Improvements, Refunding Revenue Bonds, Series J, 3.66%, 05/15/27	$250,000	$257,448
University of California, Revenue Bonds, Callable 05/15/30 @ 100, 6.30%, 05/15/50	510,000	586,627
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	1,250,000	1,514,887
		15,819,010

Colorado 0.91%
Adams State University, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	266,050
City of Brighton, CO, Public Improvements, Build America Bonds, Certificate of Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	267,053
Colorado Mesa University, University & College Improvements, Build America Revenue Bonds, Series B, (State Higher Education Intercept Program), 6.75%, 05/15/42	1,000,000	1,233,760
County of Gunnison, CO, Public Improvements, Build America Bonds, Certificate of Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	265,590
		2,032,453

Connecticut 1.17%
City of Bridgeport, CT, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,121,330
City of Waterbury, CT, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	544,360
State of Connecticut, General Obligation Unlimited, Series A, 5.85%, 03/15/32	780,000	944,588
		2,610,278

District of Columbia 0.25%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	549,310

Florida 5.68%
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	200,000	215,980
City of Lake City, FL Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	107,126
City of Miami Gardens, FL, Public Improvements, Build America Bonds, Certificate of Participation, 7.17%, 06/01/26	1,250,000	1,475,512
City of Oakland Park, FL Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	300,000	314,016
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	275,913
City of Orlando, FL, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	459,090
City of Tallahassee, FL, Utility System Revenue, Build America Revenue Bonds, 5.22%, 10/01/40	300,000	342,102
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	553,865
County of Miami-Dade, FL, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,340,450
County of Miami-Dade, FL, Recreational Facility Improvements, Revenue Bonds, Series D, (AGM), 7.08%, 10/01/29	250,000	280,385

48	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Florida (cont.)
County of Miami-Dade, FL, Public Improvements, Build America Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	$750,000	$798,315
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	547,165
County of Miami-Dade, FL Transit System, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,095,640
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	187,958
Florida Department of Environmental Protection, Public Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,667,550
Florida Governmental Utility Authority, Build America Revenue Bonds, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,082,730
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	284,135
Osceola County School Board, School Improvements, Certificate of Participation, 6.66%, 04/01/27	1,000,000	1,130,420
Town of Davie, FL Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 6.85%, 10/01/40	250,000	283,165
Town of Miami Lakes, FL, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	150,000	189,705
		12,631,222

Georgia 2.47%
Cobb Marietta Georgia Coliseum, Revenue Bonds, Callable 01/01/26 @ 100, 4.50%, 01/01/47	600,000	617,784
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Bonds, Build America Revenue Bonds, 7.06%, 04/01/57	2,500,000	2,844,150
State of Georgia, Public Improvements, General Obligation Unlimited, Series B, Callable 02/01/24 @ 100, 3.84%, 02/01/32	2,000,000	2,021,880
		5,483,814

Hawaii 0.69%
State of Hawaii, General Obligation Unlimited, Series FA, Callable 10/01/25 @ 100, 4.05%, 10/01/32	1,495,000	1,531,867

Idaho 0.42%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	900,000	923,148

Illinois 2.99%
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	158,343
City of Chicago Heights, IL, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	519,635
City of Chicago, IL Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	314,315
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	878,816
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,049,760
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	570,000	643,336
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	283,668

49

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Illinois (cont.)
Village of Glenwood, IL, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	$1,500,000	$1,789,245
Village of Rosemont, IL, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	539,540
Will County Forest Preservation District, Public Improvements, Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	464,744
		6,641,402

Indiana 1.33%
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 07/05/23 @ 100, 3.95%, 07/05/29	1,000,000	1,010,560
Anderson School Building Corp., Refunding Bonds, General Obligation Limited, Callable 07/05/23 @ 100, (OID), 3.75%, 07/05/28	1,000,000	1,008,350
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	943,896
		2,962,806

Kansas 0.66%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	422,070
Kansas Development Finance Authority, Revenue Bonds, Series H, 4.73%, 04/15/37	1,000,000	1,037,780
		1,459,850

Kentucky 1.26%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	268,360
Kentucky State Property & Building Commission, Economic Improvements, University & College Improvements, Build America Revenue Bonds, Series C, 5.37%, 11/01/25	400,000	443,480
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,043,220
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	1,039,160
		2,794,220

Louisiana 1.42%
City of New Orleans, LA, Swap Termination Refunding Bonds, General Obligation Limited, Callable 09/01/22 @ 100, 4.59%, 09/01/27	500,000	524,650
East Baton Rouge Sewerage Commission, Refunding Revenue Bonds, Series A, Callable 02/01/25 @ 100, 3.95%, 02/01/30	1,000,000	1,009,770
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	1,540,000	1,612,919
		3,147,339

Massachusetts 0.58%
City of Worcester, MA, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	220,000	253,557
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	864,465
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	178,451
		1,296,473

50	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Michigan 2.55%
Avondale School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	$500,000	$526,595
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	227,014
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/01/25 @ 100, 4.13%, 11/01/30	250,000	265,753
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	261,280
Michigan Finance Authority, Revenue Bonds, Series A, Callable 09/01/25 @ 100, 3.90%, 09/01/30	250,000	244,180
Michigan Finance Authority, School Improvements, Revenue Bonds, Series C, Callable 05/01/21 @ 100, 6.20%, 05/01/22	490,000	524,996
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	545,275
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, (OID), 7.31%, 06/01/34	2,595,000	2,395,860
Milan Area Schools, School Improvements, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	522,908
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	156,333
St Johns Public Schools, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.65%, 05/01/40	5,000	5,275
		5,675,469

Mississippi 0.79%
Mississippi Development Bank, Highway Improvements, Build America Revenue Bonds, 6.59%, 01/01/35	650,000	772,180
State of Mississippi, Refunding Bonds, General Obligation Unlimited, Series D, 3.43%, 10/01/29	1,000,000	976,140
		1,748,320

Missouri 2.50%
City of Kansas City, MO, Revenue Bonds, Series D, 7.83%, 04/01/40	2,500,000	3,135,675
City of Sedalia, MO, Sewer Improvements, Build America Bonds, Certificate of Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	250,000	260,013
City of St. Charles, MO, Water Utility Improvements Build America Bonds, Certificate of Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	275,000	289,966
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,294,170
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	586,121
		5,565,945

Nebraska 0.60%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	227,664
Omaha Public Power District, Build America Revenue Bonds, 5.43%, 02/01/41	1,000,000	1,114,690
		1,342,354

Nevada 2.69%
City of Las Vegas, NV, Public Improvements, Build America Bonds, Certificate of Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,258,862

51

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Nevada (cont.)
County of Clark, NV, Transit Improvements, Build America Bonds, General Obligation Limited, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	$1,000,000	$1,152,700
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	318,685
County of Washoe, NV, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	1,590,000	2,006,341
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Limited, Callable 06/01/19 @ 100, 7.10%, 06/01/39	925,000	1,019,220
Pershing County School District, School Improvements, Build America Bonds, General Obligation Limited, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	227,883
		5,983,691

New Jersey 2.74%
New Jersey Economic Development Authority, Revenue Bonds, Series A, 7.43%, 02/15/29	750,000	894,217
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	514,110
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	525,885
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,127,410
New Jersey Housing & Mortgage Finance Agency, State Multi Family Housing, Refunding Revenue Bonds, Series E, Callable 11/01/24 @ 100, 4.27%, 11/01/30	390,000	381,989
New Jersey Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	350,038
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	500,000	531,015
Township of Brick, NJ, General Obligation Unlimited, Callable 09/01/23 @ 100, 3.75%, 09/01/28	1,780,000	1,774,731
		6,099,395

New York 10.32%
City of New York NY, General Obligation Unlimited, Series J-12, Callable 02/01/25 @ 100, 3.60%, 08/01/28	500,000	496,820
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	555,415
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.21%, 10/01/31	100,000	114,635
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	279,030
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	552,975
City of New York, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, 5.70%, 03/01/27	145,000	173,993
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	546,525
County of Nassau, NY, Public Improvements, Build America Bonds, General Obligation Unlimited, Series G, 5.38%, 10/01/24	500,000	569,135
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	229,464
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,327,140
Metropolitan Transportation Authority, Revenue Bonds, 5.87%, 11/15/39	700,000	855,015
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	151,426
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.59%, 11/15/30	395,000	497,574
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	584,590

52	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	$875,000	$1,044,662
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	2,017,230
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,649,550
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 03/01/46	680,000	704,834
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100, (State Aid Withholding), 7.13%, 07/15/30	500,000	580,140
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	654,975
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, 5.47%, 05/01/36	815,000	968,456
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	558,230
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,109,760
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	227,520
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	500,000	520,815
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/26 @ 100, 3.88%, 07/01/46	1,000,000	933,420
Port Authority of New York & New Jersey, Revenue Bonds, Callable 06/01/25 @ 100, 4.82%, 06/01/45	1,000,000	1,053,070
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Series 187, Callable 10/15/24 @ 100, 3.92%, 10/15/28	2,115,000	2,174,178
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/62	450,000	455,580
Triborough Bridge & Tunnel Authority, Revenue Bonds, 5.55%, 11/15/40	150,000	177,801
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	182,178
		22,946,136

North Carolina 0.11%
County of Cabarrus, NC, School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	253,581

Ohio 3.61%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	430,000	609,847
American Municipal Power, Inc., Revenue Bonds, Series E, 6.27%, 02/15/50	1,350,000	1,638,562
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	538,390
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	1,891,768
Cincinnati City School District, Refunding Bonds, Certificate of Participation, Callable 12/15/24 @ 100, (OID), 4.00%, 12/15/32	200,000	188,906
County of Cuyahoga, OH, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,203,490
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	604,975
Madison Local School District/Lake County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	250,000	259,065

53

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Ohio (cont.)
Mariemont City School District, Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	$110,000	$121,502
Olentangy Local School District, Refunding Bonds, General Obligation Unlimited, Series A, Callable 06/01/25 @ 100, 3.50%, 12/01/29	500,000	483,740
Springfield Local School District/Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	205,844
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	281,683
		8,027,772

Oklahoma 0.24%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate of Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	500,000	538,295

Oregon 0.12%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate of Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	276,760

Pennsylvania 1.75%
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 6.38%, 12/01/37	520,000	624,187
Pennsylvania Turnpike Commission, Build America Revenue Bonds, 5.85%, 12/01/37	335,000	385,180
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	630,000	713,374
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	494,850
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	346,785
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,151,760
Township of Bristol, PA, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	164,409
		3,880,545

Rhode Island 0.05%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.46%, 10/01/31	100,000	100,578

South Carolina 0.13%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	278,350

South Dakota 0.19%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	431,588

Tennessee 2.33%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	1,500,000	1,593,585
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,588,420
Metropolitan Government of Nashville & Davidson County, TN, Refunding Bonds, General Obligation Unlimited, Series B, 3.29%, 07/01/27	500,000	510,295

54	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Tennessee (cont.)
Metropolitan Government of Nashville & Davidson County, TN, Refunding Bonds, General Obligation Unlimited, Series B, 3.39%, 07/01/28	$500,000	$491,520
		5,183,820

Texas 5.89%
Austin Community College District, University & College Improvements, Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	985,000	1,044,612
City of Lancaster, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	821,527
City of Laredo, TX Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	522,795
City of San Antonio, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	276,255
County of Bexar, TX, Public Improvements, Build America Bonds, General Obligation Limited, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	552,425
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,984,665
Dallas County Hospital District, General Obligation Limited, Series C, 5.62%, 08/15/44	520,000	626,636
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	265,823
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	1,000,000	1,135,300
Frisco Economic Development Corp., Public Improvements, Revenue Bonds, Callable 02/15/24 @ 100, 4.20%, 02/15/34	1,000,000	969,370
Midland County Hospital District, Health, Hospital, & Nursing Home Improvements, Build America Bonds, General Obligation Limited, 6.44%, 05/15/39	260,000	310,801
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,345,780
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	968,515
San Antonio Industrial Development Corp., Refunding Revenue Bonds, Callable 08/15/23 @ 100, 4.75%, 08/15/33	750,000	762,022
Texas A&M University, Revenue Bonds, Series B, Callable 05/15/26 @ 100, 4.11%, 05/15/45	500,000	498,005
		13,084,531

Utah 0.24%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	500,000	534,570

Virgin Islands 0.87%
Virgin Islands Water & Power Authority — Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	1,000,000	1,042,370
Virgin Islands Water & Power Authority — Electric System, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	840,000	895,188
		1,937,558

Virginia 2.19%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 01/25/17 @ 100, (OID), 6.71%, 06/01/46	6,085,000	4,862,280

55

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

Washington 0.99%
City of Seattle, WA, Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	$250,000	$285,635
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	278,428
Klickitat County Public Utility District No. 1, Electric Lights & Power Improvements, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	705,000	752,566
Public Utility District No. 1 of Cowlitz County, WA, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	609,400
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	281,995
		2,208,024

West Virginia 0.88%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 06/01/25 @ 100, 7.47%, 06/01/47	2,165,000	1,959,217

Wisconsin 0.46%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Callable 10/01/17 @ 100, 6.97%, 10/01/29	1,000,000	1,019,310
Total Municipal Bonds (Cost $152,611,965)		162,451,296

Common Stocks 7.15%
	Shares

Energy 5.04%
Buckeye Partners LP	10,590	700,634
Cone Midstream Partners LP	8,500	200,175
Enbridge Energy Partners LP	34,519	879,544
Energy Transfer Partners LP	33,631	1,204,326
EnLink Midstream Partners LP	33,865	623,793
Enterprise Products Partners LP	42,400	1,146,496
Global Partners LP	7,215	140,332
Magellan Midstream Partners LP	11,700	884,871
MPLX LP	32,000	1,107,840
Plains All American Pipeline LP	3,200	103,328
Spectra Energy Partners LP	26,500	1,214,760
Targa Resources Corp.	12,739	714,276
TC PipeLines LP	10,695	629,294
Tesoro Logistics LP	6,405	325,438
USA Compression Partners LP	12,796	221,371
Western Gas Partners LP	18,750	1,101,750
		11,198,228

Financials 0.09%
Blackstone Group LP/The	7,100	191,913

56	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Real Estate Investment Trusts 1.44%
Apple Hospitality REIT, Inc.	32,539	$650,129
Blackstone Mortgage Trust, Inc.	11,565	347,760
City Office REIT, Inc.	20,000	263,400
DiamondRock Hospitality Co.	25,953	299,238
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	52,792	1,002,520
Pebblebrook Hotel Trust	8,806	261,979
Spirit Realty Capital, Inc.	35,000	380,100
		3,205,126

Telecommunication Services 0.58%
AT&T, Inc.	18,000	765,540
Verizon Communications, Inc.	10,000	533,800
		1,299,340
Total Common Stocks (Cost $13,234,377)		15,894,607

	Principal Amount

Corporate Bonds 7.79%
Bank of New York Mellon Corp./The, 4.63%, 12/29/49(a)	$500,000	459,910
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	216,500
DDR Corp., 7.50%, 07/15/18	500,000	538,853
Digital Realty Trust LP, 5.88%, 02/01/20	1,000,000	1,090,647
Dow Chemical Co./The, 3.05%, 02/15/22	1,000,000	966,679
Duke Realty LP, 4.38%, 06/15/22	250,000	266,737
Entergy Texas, Inc., 5.15%, 06/01/45	100,000	103,532
Exelon Generation Co. LLC, 5.60%, 06/15/42(b)	400,000	334,393
Fifth Third Bancorp, 8.25%, 03/01/38	250,000	349,538
General Electric Co., 5.00%, 12/29/49(a)	1,765,000	1,833,747
Goldman Sachs Group, Inc./The, 6.45%, 05/01/36	500,000	597,636
Goldman Sachs Group, Inc./The, 6.75%, 10/01/37	1,350,000	1,672,096
Hospitality Properties Trust, 4.50%, 03/15/25	500,000	488,199
Kilroy Realty LP, 4.80%, 07/15/18	100,000	103,558
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	250,000	274,753
MetLife Capital Trust X, 9.25%, 04/08/38(b)	1,500,000	2,043,750
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,537,500
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	387,639
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	695,000
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	979,201
Qwest Corp., 7.13%, 11/15/43	1,000,000	953,918
SL Green Realty Corp., 7.75%, 03/15/20	1,000,000	1,129,747
Valero Energy Corp., 8.75%, 06/15/30	224,000	295,100

Total Corporate Bonds (Cost $16,714,522)		17,318,633

Preferred Stocks 9.86%
	Shares

Financials 2.11%
Aegon NV, 8.00%	12,900	336,045
Aflac, Inc., 5.50%	8,850	214,170

57

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Financials (cont.)
First Republic Bank, 5.70%	9,000	$212,850
American Financial Group, Inc., 6.00%	8,700	217,500
Arch Capital Group Ltd., 5.25%	20,000	422,600
Bank of New York Mellon Corp./The, 5.20%	8,700	200,100
Hancock Holding Co., 5.95%	3,700	90,280
JPMorgan Chase & Co., 6.30%	8,750	227,150
JPMorgan Chase & Co., 5.45%	4,480	110,432
KKR & Co. LP, 6.50%	10,000	248,500
KKR Financial Holdings LLC, 7.38%	9,600	249,216
KKR Financial Holdings LLC, 7.50%	10,000	253,600
PNC Financial Services Group, Inc./The, 5.38%	4,250	100,385
Protective Life Corp., 6.25%	11,300	287,133
State Street Corp., 5.35%(a)	1,000	25,020
State Street Corp., 5.25%	8,050	188,209
Torchmark Corp., 6.13%	10,000	252,400
U.S. Bancorp, 6.50%	7,300	206,517
Wells Fargo & Co., 5.70%	20,000	472,800
Wells Fargo & Co., 5.20%	15,850	366,452
		4,681,359

Industrials 0.29%
Pitney Bowes, Inc., 6.70%	5,700	145,749
Stanley Black & Decker, Inc., 5.75%	20,687	503,315
		649,064

Real Estate Investment Trusts 5.55%
DDR Corp., 6.50%	9,184	225,008
Digital Realty Trust, Inc., 6.35%	25,450	637,777
Digital Realty Trust, Inc., 6.63%	11,552	290,186
Equity Commonwealth, 5.75%	10,000	238,800
Kilroy Realty Corp., 6.88%	20,264	513,692
Kimco Realty Corp., 6.00%	32,490	791,131
Kimco Realty Corp., 5.50%	39,809	931,133
Kimco Realty Corp., 5.63%	24,367	570,675
National Retail Properties, Inc., 5.20%	25,000	539,500
National Retail Properties, Inc., 6.63%	14,440	362,588
PS Business Parks, Inc., 6.00%	40,522	985,090
PS Business Parks, Inc., 6.45%	13,537	339,508
PS Business Parks, Inc., 5.20%	10,000	215,600
PS Business Parks, Inc., 5.70%	6,498	151,338
Public Storage, 5.13%	10,000	218,100
Public Storage, 5.88%	7,076	175,697
Public Storage, 4.95%	20,000	424,000
Public Storage, 5.90%	12,487	308,179
Public Storage, 4.90%	20,000	422,000
Regency Centers Corp., 6.00%	28,225	675,706
Regency Centers Corp., 6.63%	36,221	909,147
Senior Housing Properties Trust, 5.63%	26,660	621,445
Taubman Centers, Inc., 6.25%	13,046	322,889
Taubman Centers, Inc., 6.50%	9,416	231,634
Ventas Capital Corp., 5.45%	10,000	240,100
Vornado Realty Trust, 5.40%	12,298	276,090
Welltower, Inc., 6.50%	28,880	726,043
		12,343,056

58	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Utilities 1.91%
Dominion Resources, Inc., 5.25%	20,000	$444,000
DTE Energy Co., 5.38%	10,000	225,400
DTE Energy Co., 6.00%	20,000	514,000
Duke Energy Corp., 5.13%	9,030	216,088
Entergy Arkansas, Inc., 4.88%	20,000	423,400
Entergy Louisiana LLC, 4.88%	10,000	211,300
Entergy Mississippi, Inc., 4.90%	30,000	633,900
NextEra Energy Capital Holdings, Inc., 5.00%	6,700	145,926
NextEra Energy Capital Holdings, Inc., 5.63%	8,775	209,108
NextEra Energy Capital Holdings, Inc., 5.25%	15,000	331,200
SCE Trust I, 5.63%	19,125	445,995
Southern Co., 5.25%	20,000	436,400
		4,236,717
Total Preferred Stocks (Cost $23,151,664)		21,910,196

Money Market 0.74%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 0.44%(c)	1,646,926	1,646,926

Total Money Market
(Cost $1,646,926)		1,646,926

Total Investments — 98.74%
(Cost $207,560,524)		219,505,061
Other Assets in Excess of Liabilities — 1.26%		2,809,785

NET ASSETS — 100.00%		$222,314,846

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2016.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Rate disclosed is the seven day effective yield as of December 31, 2016.

AGM - Assured Guaranty Municipal Corp.

AGM-CR - Assured Guaranty Municipal Corp. Custody Receipts

GTD - Guaranteed

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

SEEK - Support Education Excellence in Kentucky

59

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2016

	Principal Amount	Market Value

Municipal Bonds 36.51%

Alabama 1.87%
Health Care Authority for Baptist Health/The, Health, Hospital, Nursing Home Improvements, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	$1,000,000	$1,084,350

Arizona 1.91%
City of Glendale, AZ, Senior Excise Tax Revenue, Refunding Revenue Bonds, 3.93%, 07/01/31	500,000	477,485
City of Tucson, AZ, Certificate of Participation, (AGM), 4.83%, 07/01/34	620,000	627,793
		1,105,278

California 2.94%
City of Newport Beach, CA, Public Improvements, Certificate of Participation, 7.17%, 07/01/40	800,000	1,001,992
San Bernardino Community College District, Public Improvements, General Obligation Unlimited, 7.63%, 08/01/44	505,000	704,606
		1,706,598

Florida 2.37%
Miami-Dade County Educational Facilities Authority, Revenue Bonds, Series B, 5.07%, 04/01/50	390,000	410,249
Pasco County School Board, School Improvements, Certificate of Participation, Callable 12/01/24 @ 100, (AGM), 5.00%, 12/01/37	1,000,000	966,840
		1,377,089

Georgia 1.96%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Refunding Revenue Bonds, 7.06%, 04/01/57	1,000,000	1,137,660

Kansas 1.79%
Kansas Development Finance Authority, Revenue Bonds, Series H, 4.73%, 04/15/37	1,000,000	1,037,780

Louisiana 0.86%
City of New Orleans, LA, Public & Recreational Facilities Improvements, General Obligation Unlimited, Series A, Callable 12/01/24 @ 100, (AGM) (OID), 4.00%, 12/01/31	500,000	498,510

Michigan 1.83%
County of Macomb, MI, Retirement Facilities, General Obligation Limited, Callable 11/01/25 @ 100, 4.42%, 11/01/35	1,000,000	1,062,010

Minnesota 0.44%
St. Paul, MN, Housing & Redevelopment Authority, Revenue Bonds, 4.19%, 07/01/27	250,000	257,650

Nebraska 2.73%
Public Power Generation Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.24%, 01/01/41	1,315,000	1,585,601

Nevada 0.22%
County of Washoe, NV, Public & Highway Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	100,000	126,185

60	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Principal Amount	Market Value

New Jersey 1.22%
New Jersey Housing & Mortgage Finance Agency, State Multi-Family Housing, Refunding Revenue Bonds, Series E, Callable 11/01/24 @ 100, 4.47%, 11/01/37	$750,000	$708,930

New York 2.71%
Metropolitan Transportation Authority, Revenue Bonds, 6.65%, 11/15/39	225,000	294,345
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Miscellaneous Purposes Revenue Bonds, (State Aid Withholding), 5.00%, 07/15/30	300,000	317,574
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/26 @ 100, 3.88%, 07/01/46	750,000	700,065
Port Authority of New York & New Jersey, Revenue Bonds, Callable 06/01/25 @ 100, 4.82%, 06/01/45	250,000	263,267
		1,575,251

Ohio 5.27%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 8.08%, 02/15/50	1,000,000	1,519,560
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	1,000,000	1,418,250
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 5.94%, 02/15/47	100,000	118,356
		3,056,166

Oregon 1.68%
Washington & Multnomah Counties School District No. 48J Beaverton, Pension Funding, General Obligation Limited, Callable 06/30/25 @ 100, 4.06%, 06/30/34	1,000,000	975,030

Pennsylvania 1.82%
City of Reading, PA, General Obligation Unlimited, Callable 11/01/24 @ 100, (AGM) (OID), 5.30%, 11/01/33	1,000,000	1,053,290

Tennessee 1.28%
Metropolitan Government of Nashville & Davidson County, General Obligation Unlimited, Series B, 3.49%, 07/01/29	100,000	97,898
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 07/01/43	500,000	647,105
		745,003

Texas 1.47%
El Paso Downtown Development Corp., Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	750,000	851,475

Wisconsin 2.14%
Public Finance Authority, Parking Facility Improvements, Revenue Bonds, Callable 11/01/24 @ 100, (OID), 5.00%, 11/01/44	1,250,000	1,240,425
Total Municipal Bonds (Cost $20,823,782)		21,184,281

61

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Preferred Stocks 20.06%

Financials 8.20%
Aegon NV, 8.00%	2,000	$52,100
Aegon NV, 6.38%	10,000	250,400
Arch Capital Group Ltd., 5.25%	10,000	211,300
BGC Partners, Inc., 8.13%	11,550	296,835
Capital One Financial Corp., 6.70%	10,000	259,600
Citigroup, Inc., 6.88%	12,000	328,200
Citigroup, Inc., 6.30%	10,000	253,000
First Republic Bank, 5.70%	10,000	236,500
Hancock Holding Co., 5.95%	10,200	248,880
JPMorgan Chase & Co., 6.10%	10,000	253,600
JPMorgan Chase & Co., 6.70%	10,000	269,300
JPMorgan Chase & Co., 6.30%	15,750	408,870
KKR Financial Holdings LLC, 7.38%	9,600	249,216
Northern Trust Corp., 5.85%	6,000	150,360
Torchmark Corp., 6.13%	10,000	252,400
Wells Fargo & Co., 5.70%	20,000	472,800
Zions Bancorp, 6.95%	20,000	566,200
		4,759,561

Industrials 0.53%
Pitney Bowes, Inc., 6.70%	12,000	306,840

Information Technology 0.45%
eBay, Inc., 6.00%	10,000	259,400

Real Estate Investment Trusts 6.72%
Alexandria Real Estate Equities, Inc., 6.45%	10,800	270,540
CBL & Associates Properties, Inc., 6.63%	2,640	60,770
CBL & Associates Properties, Inc., 7.38%	4,800	117,360
DDR Corp., 6.50%	11,500	281,750
Digital Realty Trust, Inc., 7.38%	13,848	375,973
Digital Realty Trust, Inc., 6.35%	14,050	352,093
Equity Commonwealth, 5.75%	10,000	238,800
Equity Commonwealth, 6.50%	6,000	152,100
Gramercy Property Trust, 7.13%	3,000	78,900
Kilroy Realty Corp., 6.88%	2,495	63,248
LaSalle Hotel Properties, 7.50%	10,339	259,509
National Retail Properties, Inc., 5.20%	6,000	129,480
PS Business Parks, Inc., 5.20%	4,000	86,240
Public Storage, 5.40%	10,000	226,300
Realty Income Corp., 6.63%	6,500	163,475
SL Green Realty Corp., 6.50%	8,100	202,014
Taubman Centers, Inc., 6.25%	3,211	79,472
Taubman Centers, Inc., 6.50%	16,436	404,326
Urstadt Biddle Properties, Inc., 6.75%	4,000	103,040
Urstadt Biddle Properties, Inc., 7.13%	10,000	255,000
		3,900,390

62	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Telecommunication Services 0.87%
Qwest Corp., 6.88%	12,000	$290,400
United States Cellular Corp., 7.25%	8,500	215,985
		506,385

Utilities 3.29%
Dominion Resources, Inc., 5.25%	10,000	222,000
Duke Energy Corp., 5.13%	10,000	239,300
Entergy Arkansas, Inc., 4.88%	10,000	211,700
Entergy Mississippi, Inc., 4.90%	10,000	211,300
NextEra Energy Capital Holdings, Inc., 5.63%	10,000	238,300
NextEra Energy Capital Holdings, Inc., 5.25%	10,000	220,800
SCE Trust I, 5.63%	10,000	233,200
SCE Trust II, 5.10%	5,000	110,800
Southern Co., 5.25%	10,000	218,200
		1,905,600
Total Preferred Stocks
(Cost $11,849,449)		11,638,176

Common Stocks 37.28%

Consumer Staples 2.22%
Altria Group, Inc.	6,590	445,616
Philip Morris International, Inc.	6,830	624,877
Reynolds American, Inc.	3,852	215,866
		1,286,359

Energy 11.23%
Buckeye Partners LP	8,405	556,075
Cheniere Energy Partners LP	11,400	328,548
Cone Midstream Partners LP	21,900	515,745
Enbridge Energy Partners LP	9,011	229,600
Energy Transfer Partners LP	10,303	368,950
EnLink Midstream Partners LP	18,140	334,139
Enterprise Products Partners LP	29,080	786,323
Magellan Midstream Partners LP	3,825	289,285
MPLX LP	17,250	597,195
SemGroup Corp.	3,800	158,650
Spectra Energy Partners LP	5,305	243,181
Summit Midstream Partners LP	10,200	256,530
Sunoco Logistics Partners LP	11,150	267,823
Targa Resources Corp.	7,750	434,542
TC PipeLines LP	6,320	371,869
Tesoro Logistics LP	6,032	306,486
USA Compression Partners LP	16,966	293,512
Western Gas Partners LP	3,000	176,280
		6,514,733

Financials 1.74%
BGC Partners, Inc.	32,644	333,948
Blackstone Group LP/The	19,105	516,408
Wells Fargo & Co.	2,900	159,819
		1,010,175

63

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2016

	Shares	Market Value

Real Estate Investment Trusts 16.81%
Apple Hospitality REIT, Inc.	$78,150	$1,561,437
Ashford Hospitality Trust, Inc.	33,500	259,960
Blackstone Mortgage Trust, Inc.	24,862	747,600
Chesapeake Lodging Trust	11,900	307,734
City Office REIT, Inc.	56,470	743,710
Digital Realty Trust, Inc.	4,760	467,718
Education Realty Trust, Inc.	3,800	160,740
Gramercy Property Trust	60,814	558,273
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	52,829	1,003,223
Hersha Hospitality Trust	23,100	496,650
Independence Realty Trust, Inc.	76,579	683,085
Lexington Realty Trust	65,336	705,629
Pebblebrook Hotel Trust	10,913	324,662
Starwood Property Trust, Inc.	42,190	926,070
Welltower, Inc.	3,000	200,790
WP Carey, Inc.	10,320	609,809
		9,757,090

Telecommunication Services 3.06%
AT&T, Inc.	36,739	1,562,510
Verizon Communications, Inc.	3,950	210,851
		1,773,361

Utilities 2.22%
American Electric Power Co., Inc.	6,170	388,463
Consolidated Edison, Inc.	8,690	640,279
Duke Energy Corp.	3,335	258,863
		1,287,605
Total Common Stocks
(Cost $19,050,244)		21,629,323
	Principal Amount

Corporate Bonds 5.14%
American University, 4.32%, 04/01/45	$250,000	243,521
Entergy Texas, Inc., 5.15%, 06/01/45	100,000	103,532
Ford Motor Co., 9.98%, 02/15/47	500,000	745,796
McLaren Health Care Corp., 4.53%, 05/15/38	290,000	297,872
QUALCOMM, Inc., 4.80%, 05/20/45	1,000,000	1,071,153
Wells Fargo & Co., 7.98%, 03/29/49(a)	500,000	523,125

Total Corporate Bonds (Cost $2,863,212)		2,984,999

Total Investments — 98.99%
(Cost $54,586,687)		57,436,779
Other Assets in Excess of Liabilities — 1.01%		586,135

NET ASSETS — 100.00%		$58,022,914

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2016.

AGM - Assured Guaranty Municipal Corp.

OID - Original Issue Discount

64	SPIRIT OF AMERICA

[THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund		Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income and Opportunity Fund

ASSETS
Investments in securities at value (cost $77,746,738, $50,872,772, $103,691,677, $207,560,524 and $54,586,687)	$108,925,791	$77,483,562		$106,081,847	$219,505,061	$57,436,779
Cash	95,248	20,934		9,313	52,593	48,394
Receivable for Fund shares sold	2,603	42,990		28,919	197,490	42,773
Dividends and interest receivable	614,452	157,726		1,304,568	2,936,413	543,561
Receivable for investments sold	—	—		89,440	470,686	470,686
Prepaid expenses	7,556	7,217		5,701	15,318	6,262
TOTAL ASSETS	109,645,650	77,712,429		107,519,788	223,177,561	58,548,455

LIABILITIES
Options written, at value (premium received $1,339, $0, $0, $0 and $0)	6,500	—		—	—	—
Line of credit payable	292,619	—		237,745	—	322,996
Payable for Fund shares redeemed	279,737	—		57,714	237,938	12,650
Payable for investments purchased	109,546	—		—	—	—
Payable for distributions to shareholders	—	—		104,226	393,611	95,628
Payable for investment advisory fees	81,580	62,172		40,101	113,843	34,919
Payable for distribution (12b-1) fees	25,240	19,229		12,944	44,151	11,502
Payable for accounting and administration fees	5,171	4,615		16,953	16,574	4,608
Payable for transfer agent fees	3,477	2,309		2,054	6,567	1,522
Other accrued expenses	42,577	44,369		35,790	50,031	41,716
TOTAL LIABILITIES	846,447	132,694		507,527	862,715	525,541
NET ASSETS	$108,799,203	$77,579,735		$107,012,261	$222,314,846	$58,022,914

SOURCE OF NET ASSETS
As of December 31 2016, net assets consisted of:
Paid-in capital	$75,213,585	$50,669,387		$113,444,619	$215,666,847	$59,078,904
Accumulated undistributed net investment income (loss)	9,375	108,642		—	(388,282)	(89,362)
Accumulated net realized gain (loss) on investments	2,402,351	190,916		(8,822,528)	(4,908,256)	(3,816,720)
Net unrealized appreciation on investments	31,173,892	26,610,790		2,390,170	11,944,537	2,850,092
NET ASSETS	$108,799,203	$77,579,735		$107,012,261	$222,314,846	$58,022,914
NET ASSETS:
Class A Shares	$108,789,578	$77,578,639		$106,984,163	$222,220,191	$57,828,508
Class C Shares	$9,625	$1,096		$28,098	$94,655	$194,406
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	9,325,160	4,081,306		11,471,083	18,957,096	6,089,478
Class C Shares	829	57		3,019	8,068	20,505
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$11.67	$19.01		$9.33	$11.72	$9.50
Class C Shares(b)	$11.61	$19.14	(a)	$9.31	$11.73	$9.48
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$12.32	$20.06		$9.80	$12.30	$9.97
MAXIMUM SALES CHARGE:
Class A Shares	5.25%	5.25%		4.75%	4.75%	4.75%

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 13 months.

66	SPIRIT OF AMERICA

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

	Spirit of America Real Estate Income and Growth Fund	Spirit of America Large Cap Value Fund	Spirit of America Municipal Tax Free Bond Fund	Spirit of America Income Fund	Spirit of America Income and Opportunity Fund

INVESTMENT INCOME
Dividends	$3,521,346	$2,240,070	$1,227	$896,739	$612,788
Foreign dividend taxes withheld	(148)	(46)	—	(1,631)	(514)
Interest	21,477	—	4,462,919	9,764,376	1,176,818
TOTAL INVESTMENT INCOME	3,542,675	2,240,024	4,464,146	10,659,484	1,789,092

EXPENSES
Investment advisory	1,078,376	695,073	657,156	1,318,434	365,515
Distribution (12b-1) - Class A	333,511	214,963	164,278	549,200	140,420
Distribution (12b-1) - Class C (a)	23	25	90	600	654
Accounting and Administration	64,184	44,614	120,393	157,128	38,911
Auditing	28,300	23,575	23,575	23,575	23,575
Chief Compliance Officer	2,742	1,760	2,700	5,409	1,382
Custodian	10,818	7,632	8,758	16,900	5,243
Directors	13,036	8,332	13,055	25,998	6,572
Insurance	21,970	13,598	20,334	40,252	10,367
Legal	8,681	5,600	8,605	17,194	4,384
Printing	42,949	36,866	46,175	78,883	35,939
Registration	21,453	19,125	30,716	27,468	22,270
Transfer agent	59,966	38,515	35,037	109,890	24,680
Line of credit	922	580	880	1,754	450
Interest	1,396	163	886	—	341
Other	19,527	12,722	10,070	22,000	7,062
TOTAL EXPENSES	1,707,854	1,123,143	1,142,708	2,394,685	687,765
Fees recouped (reduced) by Adviser	—	—	(155,022)	25,263	16,240
NET EXPENSES	1,707,854	1,123,143	987,686	2,419,948	704,005
NET INVESTMENT INCOME	1,834,821	1,116,881	3,476,460	8,239,536	1,085,087

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	3,639,363	3,314,192	(136,375)	(1,942,924)	(2,208,388)
Net realized gain from written option contracts	9,646	17,998	—	—	—
Net change in unrealized appreciation (depreciation) of investments	593,661	1,495,145	(2,908,827)	3,564,238	5,529,138
Net change in unrealized appreciation (depreciation) on written option contracts	(5,161)	—	—	—	—
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,237,509	4,827,335	(3,045,202)	1,621,314	3,320,750
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,072,330	$5,944,216	$431,258	$9,860,850	$4,405,837

(a)	For the period March 15, 2016 (commencement of operations) through December 31, 2016.

67

STATEMENTS OF CHANGES IN NET ASSETS

	Spirit of America Real Estate Income and Growth Fund		Spirit of America Large Cap Value Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

OPERATIONS
Net investment income	$1,834,821	$651,144	$1,116,881	$304,895
Net realized gain (loss) on investment transactions and written option contracts	3,649,009	12,146,550	3,332,190	2,507,865
Net change in unrealized appreciation (depreciation) of investments and written option contracts	588,500	(15,363,427)	1,495,145	(5,035,097)
Net increase (decrease) in net assets resulting from operations	6,072,330	(2,565,733)	5,944,216	(2,222,337)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,834,686)	(651,144)	(962,945)	(352,126)
Class C (a)	(135)	—	—	—
From realized gains:
Class A	(5,254,191)	(9,154,195)	(3,674,894)	(1,909,115)
Class C (a)	(462)	—	(52)	—
From return of capital
Class A	—	—	—	—
Class C (a)	—	—	—	—
Total distributions to shareholders	(7,089,474)	(9,805,339)	(4,637,891)	(2,261,241)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	9,088,060	11,901,788	11,511,863	15,155,485
Shares issued from reinvestment of distributions	6,198,471	8,690,185	4,276,670	2,123,477
Shares redeemed	(21,659,743)	(30,579,816)	(11,555,240)	(16,893,608)
Total Class A Shares	(6,373,212)	(9,987,843)	4,233,293	385,354
Class C Shares (a):
Shares sold	9,319	—	6,000	—
Shares issued from reinvestment of distributions	598	—	52	—
Shares redeemed	—	—	(5,222)	—
Total Class C Shares	9,917	—	830	—
Decrease in net assets derived from capital share transactions	(6,363,295)	(9,987,843)	4,234,123	385,354
Total decrease in net assets	(7,380,439)	(22,358,915)	5,540,448	(4,098,224)

NET ASSETS
Beginning of period	116,179,642	138,538,557	72,039,287	76,137,511
End of period	$108,799,203	$116,179,642	$77,579,735	$72,039,287

Accumulated undistributed net investment income (loss)	$9,375	$5,068	$108,642	$1,238

SHARE TRANSACTIONS
Class A Shares:
Shares sold	746,130	903,665	607,172	772,300
Shares issued from reinvestment of distributions	535,423	726,241	224,575	112,512
Shares redeemed	(1,794,582)	(2,358,503)	(616,745)	(867,209)
Total Class A Shares	(513,029)	(728,597)	215,002	17,603
Class C Shares (a):
Shares sold	777		325
Shares issued from reinvestment of distributions	52	—	3	—
Shares redeemed	—	—	(271)	—
Total Class C Shares	829	—	57	—
Decrease in shares outstanding	(512,200)	(728,597)	215,059	17,603

(a)	For the period March 15, 2016 (commencement of operations) through June 30, 2016.

68	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

Spirit of America Municipal Tax Free Bond Fund		Spirit of America Income Fund		Spirit of America Income and Opportunity Fund
For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015

$3,476,460	$3,607,025	$8,239,536	$8,783,029	$1,085,087	$1,194,922
(136,375)	(793,373)	(1,942,924)	(1,218,733)	(2,208,388)	(1,137,541)
(2,908,827)	60,925	3,564,238	(7,969,270)	5,529,138	(3,394,005)
431,258	2,874,577	9,860,850	(404,974)	4,405,837	(3,336,624)

(3,476,263)	(3,607,025)	(8,303,003)	(8,752,009)	(1,075,718)	(1,244,119)
(197)	—	(1,855)	—	(1,077)	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	(1,315,660)	(773,014)	(1,432,842)	(800,789)
—	—	(294)	—	(1,434)	—
(3,476,460)	(3,607,025)	(9,620,812)	(9,525,023)	(2,511,071)	(2,044,908)

25,751,385	21,777,653	54,172,800	52,557,128	15,188,691	37,720,439
2,213,679	2,333,304	6,469,622	6,629,987	1,669,240	1,418,799
(20,741,983)	(27,926,223)	(40,383,250)	(57,808,173)	(12,450,520)	(12,705,183)
7,223,081	(3,815,266)	20,259,172	1,378,942	4,407,411	26,434,055

29,000	—	95,172	—	195,413	—
59	—	1,970	—	2,511	—
—	—	—	—	—	—
29,059	—	97,142	—	197,924	—
7,252,140	(3,815,266)	20,356,314	1,378,942	4,605,335	26,434,055
4,206,938	(4,547,714)	20,596,352	(8,551,055)	6,500,101	21,052,523

102,805,323	107,353,037	201,718,494	210,269,549	51,522,813	30,470,290
$107,012,261	$102,805,323	$222,314,846	$201,718,494	$58,022,914	$51,522,813

$—	$—	$(388,282)	$(327,157)	$(89,362)	$(99,905)

2,648,796	2,290,315	4,486,451	4,385,572	1,597,140	3,803,916
228,819	244,840	537,118	552,485	174,331	146,268
(2,153,767)	(2,941,798)	(3,361,211)	(4,830,992)	(1,309,251)	(1,311,154)
723,848	(406,643)	1,662,358	107,065	462,220	2,639,030

3,013		7,905		20,244
6	—	163	—	261	—
—	—	—	—	—	—
3,019	—	8,068	—	20,505	—
726,867	(406,643)	1,670,426	107,065	482,725	2,639,030

69

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$11.81	$13.11	$10.26	$10.06	$8.88

From Investment Operations:
Net investment income	0.21	0.06	0.16	0.04	0.08 [1]
Net realized and unrealized gain (loss) on investments	0.45	(0.30)	2.86	0.28	1.26
Total from investment operations	0.66	(0.24)	3.02	0.32	1.34

Less Distributions:
Distributions from net investment income	(0.21)	(0.06)	(0.16)	(0.04)	(0.16)
Distributions from capital gains	(0.59)	(1.00)	(0.01)	—	—
Distributions from return of capital	—	—	—	(0.08)	—
Total distributions	(0.80)	(1.06)	(0.17)	(0.12)	(0.16)

Net Asset Value, End of Period	$11.67	$11.81	$13.11	$10.26	$10.06
Total Return[2]	5.66%	(1.88)%	29.55%	3.15%	15.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$108,790	$116,180	$138,539	$126,852	$134,353
Ratio of expenses to average net assets	1.54%	1.57%	1.56%	1.68%	1.75%
Ratio of net investment income to average net assets	1.65%	0.50%	1.36%	0.33%	0.84%
Portfolio turnover	10%	37%	43%	31%	10%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

70	SPIRIT OF AMERICA

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$11.73

From Investment Operations:
Net investment income	0.10	[1]
Net realized and unrealized gain on investments	0.55
Total from investment operations	0.65

Less Distributions:
Distributions from net investment income	(0.18)
Distributions from capital gains	(0.59)
Total distributions	(0.77)

Net Asset Value, End of Period	$11.61
Total Return[2]	5.69%	[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Ratio of expenses to average net assets	2.24%	[4]
Ratio of net investment income to average net assets	1.07%	[4]
Portfolio turnover	10%	[3]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect CDSC.

3 Not annualized.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

71

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$18.63	$19.78	$17.72	$14.18	$12.78

From Investment Operations:
Net investment income	0.29	0.08	0.14	0.12	0.09 [1]
Net realized and unrealized gain (loss) on investments	1.29	(0.63)	2.10	3.54	1.40
Total from investment operations	1.58	(0.55)	2.24	3.66	1.49

Less Distributions:
Distributions from net investment income	(0.25)	(0.09)	(0.14)	(0.12)	(0.09)
Distributions from capital gains	(0.95)	(0.51)	(0.04)	—	—
Total distributions	(1.20)	(0.60)	(0.18)	(0.12)	(0.09)

Net Asset Value, End of Period	$19.01	$18.63	$19.78	$17.72	$14.18
Total Return[2]	8.49%	(2.83)%	12.68%	25.90%	11.63%

Ratios/Supplemental Data:
Net assets, end of period (000)	$77,579	$72,039	$76,138	$71,248	$54,436
Ratio of expenses to average net assets	1.57%	1.60%	1.60%	1.68%	1.86%
Ratio of net investment income to average net assets	1.56%	0.40%	0.78%	0.77%	0.60%
Portfolio turnover	24%	19%	15%	22%	12%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

72	SPIRIT OF AMERICA

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$18.29

From Investment Operations:
Net investment income	0.10 [1]
Net realized and unrealized gain on investments	1.70
Total from investment operations	1.80

Less Distributions:
Distributions from capital gains	(0.95)
Total distributions	(0.95)

Net Asset Value, End of Period	$19.14
Total Return[2]	9.65%[3]

Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	2.27%[4]
Ratio of net investment income to average net assets	0.64%[4]
Portfolio turnover	24%[3]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect CDSC.

3 Not annualized.

4 Annualized.

See accompanying notes which are an integral part of these financial statements.

73

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$9.57	$9.62	$8.89	$10.08	$9.64

From Investment Operations:
Net investment income	0.31	0.33	0.35	0.36	0.41 [1]
Net realized and unrealized gain (loss) on investments	(0.24)	(0.05)	0.73	(1.19)	0.44
Total from investment operations	0.07	0.28	1.08	(0.83)	0.85

Less Distributions:
Distributions from net investment income	(0.31)	(0.33)	(0.35)	(0.36)	(0.41)
Total distributions	(0.31)	(0.33)	(0.35)	(0.36)	(0.41)

Net Asset Value, End of Period	$9.33	$9.57	$9.62	$8.89	$10.08
Total Return[2]	0.64%	3.01%	12.35%	(8.39)%	8.91%

Ratios/Supplemental Data:
Net assets, end of period (000)	$106,984	$102,805	$107,353	$111,850	$156,793
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.04%	1.10%	1.10%	1.11%	1.15%
After expense reimbursement or recapture	0.90%	0.91%[3]	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.17%	3.50%	3.78%	3.78%	4.01%
Portfolio turnover	10%	11%	7%	19%	13%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

3 Includes interest expense of 0.01%.

See accompanying notes which are an integral part of these financial statements.

74	SPIRIT OF AMERICA

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$9.59

From Investment Operations:
Net investment income	0.17
Net realized and unrealized gain on investments	(0.28)
Total from investment operations	(0.11)

Less Distributions:
Distributions from net investment income	(0.17)
Total distributions	(0.17)

Net Asset Value, End of Period	$9.31
Total Return[1]	(1.19)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$28
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.89%[3]
After expense reimbursement or recapture	1.75%[3]
Ratio of net investment income to average net assets	2.19%[3]
Portfolio turnover	10%[2]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Annualized.

See accompanying notes which are an integral part of these financial statements.

75

SPIRIT OF AMERICA INCOME FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For The Year Ended December 31
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$11.66	$12.23	$11.19	$12.24	$11.69

From Investment Operations:
Net investment income	0.46	0.51	0.53	0.53	0.59
Net realized and unrealized gain (loss) on investments	0.13	(0.53)	1.10	(1.00)	0.61
Total from investment operations	0.59	(0.02)	1.63	(0.47)	1.20

Less Distributions:
Distributions from net investment income	(0.46)	(0.51)	(0.54)	(0.52)	(0.60)
Distributions from capital gains	—	—	—	—	(0.05)
Distributions from return of capital	(0.07)	(0.04)	(0.05)	(0.06)	—
Total distributions	(0.53)	(0.55)	(0.59)	(0.58)	(0.65)

Net Asset Value, End of Period	$11.72	$11.66	$12.23	$11.19	$12.24
Total Return[1]	4.99%	(0.17)%	14.79%	(3.97)%	10.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$222,220	$201,718	$210,270	$212,201	$252,025
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.09%	1.15%	1.15%	1.19%	1.22%
After expense reimbursement or recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	3.75%	4.24%	4.44%	4.47%	4.85%
Portfolio turnover	4%	9%	9%	25%	3%

1 Calculation does not reflect sales load.

See accompanying notes which are an integral part of these financial statements.

76	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$11.78

From Investment Operations:
Net investment income	0.28
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.29

Less Distributions:
Distributions from net investment income	(0.29)
Distributions from return of capital	(0.05)
Total distributions	(0.34)

Net Asset Value, End of Period	$11.73
Total Return[1]	2.43%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$95
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.84%[3]
After expense reimbursement or recapture	1.85%[3]
Ratio of net investment income to average net assets	2.77%[3]
Portfolio turnover	4%[2]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Annualized.

See accompanying notes which are an integral part of these financial statements.

77

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

CLASS A

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013*

Net Asset Value, Beginning of Period	$9.16	$10.20	$9.62	$10.00

Income from Investment Operations:
Net investment income	0.19	0.25	0.39	0.14
Net realized and unrealized gain (loss) on investments	0.58	(0.86)	0.73	(0.31)
Total income from investment operations	0.77	(0.61)	1.12	(0.17)

Less Distributions:
Distributions from net investment income	(0.19)	(0.26)	(0.39)	(0.15)
Distributions from capital gains	—	—	—	(0.01)
Distributions from return of capital	(0.24)	(0.17)	(0.15)	(0.05)
Total distributions	(0.43)	(0.43)	(0.54)	(0.21)

Net Asset Value, End of Period	$9.50	$9.16	$10.20	$9.62
Total Return[1]	8.40%	(6.19)%	11.74%	(1.63)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$57,829	$51,523	$30,470	$7,398
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.22%	1.28%	1.66%[4]	2.72%[3]
After expense reimbursement or recapture	1.25%	1.25%	1.26%[4]	1.50%[3]
Ratio of net investment income to average net assets	1.93%	2.63%	3.83%	3.25%[3]
Portfolio turnover	12%	8%	20%	12%[2]

* For the period July 8, 2013 (commencement of operations) to December 31, 2013.

1 Calculation does not reflect sales load.

2 Not annualized.

3 Annualized.

4 Includes interest expense of 0.01%

See accompanying notes which are an integral part of these financial statements.

78	SPIRIT OF AMERICA

SPIRIT OF AMERICA INCOME AND OPPORTUNITY FUND

CLASS C

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For The Period Ended December 31, 2016*

Net Asset Value, Beginning of Period	$9.14

From Investment Operations:
Net investment income	0.18
Net realized and unrealized gain on investments	0.44
Total from investment operations	0.62

Less Distributions:
Distributions from net investment income	(0.12)
Distributions from return of capital	(0.16)
Total distributions	(0.28)

Net Asset Value, End of Period	$9.48
Total Return[1]	6.59%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$194
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.97%[3]
After expense reimbursement or recapture	2.00%[3]
Ratio of net investment income to average net assets	0.65%[3]
Portfolio turnover	12%[2]

* For the period March 15, 2016 (comencement of operations) to December 31, 2016.

1 Calculation does not reflect CDSC.

2 Not annualized.

3 Annualized.

See accompanying notes which are an integral part of these financial statements.

79

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2016

Note 1 – Organization

Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. This report includes the following funds (individually, a “Fund”, or collectively, the “Funds”):

Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”) commenced operations on January 9, 1998. The Real Estate Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

Spirit of America Large Cap Value Fund (the “Value Fund”) commenced operations on August 1, 2002. The Value Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market.

Spirit of America Municipal Tax Free Bond Fund (the “Municipal Fund”) commenced operations on February 29, 2008. The Municipal Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds.

Spirit of America Income Fund (the “Income Fund”) commenced operations on December 31, 2008. The Income Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”).

Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) commenced operations on July 8, 2013. The Opportunity Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long- term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”).

Each Fund currently offers Class A Shares and Class C Shares. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.25% for Real Estate Fund and Value Fund, and 4.75% for Municipal Fund, Income Fund and Opportunity Fund, as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Note 2 – Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Funds are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. Each Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter

80	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors (the “Board”).

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value each Fund’s net assets as of December 31, 2016 is as follows:

	Value Inputs
Real Estate Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investment Securities:
Common Stocks	$105,506,866	$—	$—	$105,506,866
Preferred Stocks	2,887,309	—	—	2,887,309
Municipal Bonds	—	531,616	—	531,616

Total Investment Securities	$108,394,175	$531,616	$—	$108,925,791

Other Financial Instruments (a)
Written Options	(6,500)	—	—	(6,500)

Total Investments	$108,387,675	$531,616	$—	$108,919,291

Value Fund
Investment Securities:
Common Stocks	$72,338,286	$—	$—	$72,338,286
Preferred Stocks	3,938,730	—	—	3,938,730
Money Market	1,206,546	—	—	1,206,546

Total Investments	$77,483,562	$—	$—	$77,483,562

Municipal Fund
Investment Securities:
Municipal Bonds	$—	$106,081,847	$—	$106,081,847

Total Investments	$—	$106,081,847	$—	$106,081,847

81

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

	Value Inputs
Income Fund	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investment Securities:
Collateralized Mortgage Obligations	$—	$283,403	$—	$283,403
Municipal Bonds	—	162,451,296	—	162,451,296
Common Stocks	15,894,607	—	—	15,894,607
Corporate Bonds	—	17,318,633	—	17,318,633
Preferred Stocks	21,910,196	—	—	21,910,196
Money Market	1,646,926	—	—	1,646,926

Total Investments	$39,451,729	$180,053,332	$—	$219,505,061

Opportunity Fund
Investment Securities:
Municipal Bonds	$—	$21,184,281	$—	$21,184,281
Preferred Stocks	11,638,176	—	—	11,638,176
Common Stocks	21,629,323	—	—	21,629,323
Corporate Bonds	—	2,984,999	—	2,984,999

Total Investments	$33,267,499	$24,169,280	$—	$57,436,779

*	Refer to Schedule of Investments for sector/industry classification.

(a)	Other Financial Instruments are derivative instruments not reflected on the Schedules of Investments, such as written option contracts.

The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds recognize transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of December 31, 2016 based on input levels assigned at December 31, 2015.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date) for financial reporting purposes. Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Funds intend to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Funds intend to distribute substantially all of their net investment income and capital gains to shareholders each year. For the Real Estate Fund and the Value Fund, income distributions will be paid quarterly. For the Income Fund, Municipal Fund and the Opportunity Fund, income distributions will typically be declared daily and paid monthly. Capital gains, if any, for all the Funds, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

The Value Fund and the Real Estate Fund have made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year.

82	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

G. Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts — The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk. The following is a summary of the written option activity:

	Real Estate Fund		Value Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding at 12/31/2015	—	$—	—	$—
Call options written	98	20,092	280	23,068
Call options expired	(44)	(9,646)	(224)	(17,997)
Call options exercised	(44)	(9,107)	(56)	(5,071)
Call options closed	—	—
Outstanding at 12/31/2016	10	$1,339	—	$—

The Funds’ use of derivatives for the fiscal year ended December 31, 2016, was limited to written call options. The derivative instruments outstanding as of December 31, 2016, as disclosed in the Statements of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds. The month-end average notional amount for the year ended December 31, 2016 was $3,046 and $1,916 for Real Estate Fund and Value Fund, respectively. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

	Statements of Assets and Liabilities		Statements of Operations
Fund/Financial Instrument Type	Location of Asset/Liability Derivatives	Value	Location of Gain (Loss) on Derivatives Recognized	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Real Estate Fund
Written Options (Equity Contracts)	Options written, at value	$(6,500)	Net realized gain from written option contracts	$9,646
			Net change in unrealized appreciation (depreciation) on written option contracts		$(5,161)
Value Fund
Written Options (Equity Contracts)	Options written, at value	$—	Net realized gain from written option contracts	$17,998
			Net change in unrealized appreciation (depreciation) on written option contracts		$—

Balance Sheet Offsetting Information — During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2016, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statements of Assets and Liabilities as of December 31, 2016.

83

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

		Amounts not Offset in Statements of Assets and Liabilities
Fund / Derivative	Gross Amounts Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral	Net Amount
Real Estate Fund
Written options	$(6,500)	$6,500	$—	$—

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2016, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Real Estate Fund	$11,373,493	$21,568,525
Value Fund	17,429,942	17,211,868
Municipal Fund	18,244,031	10,942,378
Income Fund	32,318,127	9,427,620
Opportunity Fund	12,615,890	6,801,236

There were no purchases or sales of Long Term U.S. Government Obligations during the year ended December 31, 2016 for any of the Funds.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser, under the terms of the Advisory Agreement with respect to each Fund, manages the Funds’ investments. As compensation for its management services, each Fund is obligated to pay the Adviser a fee based on each Fund’s average daily net assets as follows:

Fund	Fee Rate	Advisory Fees Earned
Real Estate Fund	0.97%	$1,078,376
Value Fund	0.97%	695,073
Municipal Fund	0.60%	657,156
Income Fund	0.60%	1,318,434
Opportunity Fund	0.65%	365,515

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses for the following funds (based on average daily net assets) through April 30, 2018 so that the total operating expenses will not exceed the amounts presented in the table below. The waiver does not include, front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Additionally, for the year ended December 31, 2016, the Adviser waived advisory fees, or reimbursed expenses as indicated:

Fund	Class A	Class C	Fees Recouped (Waived)
Municipal Fund	0.90%	1.75%	$(155,022)
Income Fund	1.10%	1.85%	25,263
Opportunity Fund	1.25%	2.00%	16,240

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2016, along with their expiration dates is shown below:

	Recoupment expires December 31,
Fund	2017	2018	2019	Total
Municipal Fund	$210,870	$203,144	$155,022	$569,036
Income Fund	97,584	98,192	—	195,776
Opportunity Fund	59,659	15,173	—	74,832

84	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

The Funds’ Class A and Class C Shares have adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits each Fund’s Class A and Class C Shares to pay David Lerner Associates, Inc. (the “Distributor”) an annual fee, accrued daily and paid monthly based on each Class of each Fund’s average daily net assets for the Distributor’s services and expenses in distributing shares of each Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2016, the annual fee rate and the fees paid to the Distributor under the Plan were as follows:

	Class A		Class C
Fund	Annual Rate	Fees Paid	Annual Rate	Fees Paid
Real Estate Fund	0.30%	$333,511	1.00%	$23
Value Fund	0.30%	214,963	1.00%	25
Municipal Fund	0.15%	164,278	1.00%	90
Income Fund	0.25%	549,200	1.00%	600
Opportunity Fund	0.25%	140,420	1.00%	654

Each Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. Each Fund’s Class C Shares are subject to a CDSC of 1.00% for redemptions of shares that occur within thirteen months of purchase. For the year ended December 31, 2016, sales charges received by the Distributor from each of the Funds were as follows:

Fund	Sales Charges Received by Distributor
Real Estate Fund	$396,351
Value Fund	493,915
Municipal Fund	979,348
Income Fund	2,293,683
Opportunity Fund	625,191

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,000, $1,500 for each Board meeting attended and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to Interested Directors of the Company. For the year ended December 31, 2016, the Funds and classes were allocated $13,993 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The performance of the Municipal Fund, Income Fund and Opportunity Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Funds because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Funds invest in junk bonds.

The Municipal Fund, Income Fund and Opportunity Fund may be affected by credit risk of lower grade securities, which is the possibility that taxable fixed income or municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade taxable fixed income or municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

85

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

The Opportunity Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Real Estate Fund invests primarily in real estate related securities. A fund that concentrates its investments among fewer sectors is subject to greater risk of loss than a fund that has a more sector diversification. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Other risks to the Funds may include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 7 – Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Board. At December 31, 2016, the Income Fund held illiquid restricted securities representing 1% of net assets, as listed below:

Issuer Description	Acquisition Date	Principal Amount	Cost	Value
Corporate Bonds
Exelon Generation Co. LLC, 5.60%, 06/15/42	7/12/2012	$400,000	$421,434	$334,393
MetLife Capital Trust X, 9.25%, 04/08/38	6/4/2013	$1,500,000	$2,111,943	$2,043,750

Note 8 – Federal Income Taxes

The tax character of distributions paid by each of the Funds for the year ended December 31, 2016, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$1,834,821	$—	$5,254,653	$—	$7,089,474
Value Fund	962,945	—	3,674,946	—	4,637,891
Municipal Fund	18,950	3,457,508	—	3	3,476,461
Income Fund	8,236,984	—	—	1,315,954	9,552,938
Opportunity Fund	1,085,258	—	—	1,434,276	2,519,534

The tax character of distributions paid by each of the Funds for the year ended December 31, 2015, was as follows:

Fund	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
Real Estate Fund	$651,144	$—	$9,154,195	$—	$9,805,339
Value Fund	352,126	—	1,909,115	—	2,261,241
Municipal Fund	26,383	3,580,642	—	—	3,607,025
Income Fund	8,752,009	—	—	773,014	9,525,023
Opportunity Fund	1,244,119	—	—	800,789	2,044,908

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

86	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes for each of the Funds as of December 31, 2016, were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)(a)	Cost Basis of Investments
Real Estate Fund	$33,525,172	$(2,350,105)	$31,175,067	$77,745,562
Value Fund	27,094,141	(486,918)	26,607,223	50,876,339
Municipal Fund	4,304,034	(1,916,140)	2,387,894	103,693,953
Income Fund	17,181,266	(5,234,977)	11,946,289	207,558,772
Opportunity Fund	4,215,857	(1,359,499)	2,856,358	54,580,421

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is primarily due to wash sales, tax treatment of Trust Preferred securities and partnership investments.

At December 31, 2016, the components of accumulated distributable earnings for each Fund on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Real Estate Fund	$—	$2,410,551	$—	$31,175,067	$33,585,618
Value Fund	101,561	201,564	—	26,607,223	26,910,348
Municipal Fund	—	—	(8,820,252)	2,387,894	(6,432,358)
Income Fund	—	—	(5,298,290)	11,946,289	6,647,999
Opportunity Fund	—	—	(3,912,348)	2,856,358	(1,055,990)

At December 31, 2016, for federal income tax purposes and the treatment of distributions payable, the following Fund’s had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	Expires December 31,	No Expiration
Fund	2017	Short-Term	Long-Term	Total
Municipal Fund	$522,821	$2,453,555	$5,736,593	$8,712,969
Income Fund	—	1,916,040	2,988,639	4,904,679
Opportunity Fund	—	2,429,293	1,372,966	3,802,259

Certain capital and qualified late year losses incurred after October 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended December 31, 2016, the following Fund’s deferred post October capital and late year ordinary losses as follows:

Fund	Post-October Losses
Municipal Fund	$107,283
Opportunity Fund	14,460

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Note 9 – Reclassification

Permanent differences, incurred during the year ended December 31, 2016, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Real Estate Fund	$4,307	$1	$(4,308)
Value Fund	(46,532)	46,678	(146)
Municipal Fund	—	—	—
Income Fund	4,197	(1,779)	(2,418)
Opportunity Fund	2,251	—	(2,251)

87

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

Note 10 – Line of Credit

The Funds participate in a short-term credit agreement (“Line of Credit) with The Huntington National Bank, the custodian of the Fund’s investments, expiring on May 26, 2017. Borrowing under this Line of Credit bears interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for each Fund is the lesser of $3,000,000 or 30% of the Fund’s daily market value. During the year ended December 31, 2016, each Fund’s borrowing activity was as follows:

	Real Estate Fund	Value Fund	Municipal Fund	Income Fund	Opportunity Fund
Total bank line of credit as of December 31, 2016	$2,707,381	$3,000,000	$2,762,255	$3,000,000	$2,677,004
Average borrowings during year	$90,484	$128,667	$164,881	$—	$87,430
Number of days outstanding*	73	10	39	—	23
Average interest rate during year	1.979%	1.979%	1.979%	1.979%	1.979%
Highest balance drawn during year	$307,362	$256,655	$924,131	$—	$355,791
Highest balance interest rate	2.256%	2.256%	2.256%	2.256%	2.256%
Interest expense incurred	$1,396	$163	$886	$—	$341
Interest rate at December 31, 2016	2.256%	2.256%	2.256%	2.256%	2.256%

*	Number of days outstanding represents the total days during the year ended December 31, 2016 that each Fund utilized the line of credit.

Note 11 – Other Matters

On May 7, 2010, each of William Mason, the Portfolio Manager for the Energy Fund, and DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleged that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision. On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision

88	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2016

of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. On March 25, 2015, the District Court dismissed the remaining state common law claims against DLA, with prejudice. Plaintiffs did not file an appeal. Neither the Adviser nor the Funds were a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York. On March 30, 2015, the District Court dismissed all claims against DLA, with prejudice. Plaintiffs appealed the decision dismissing the claims. On April 4, 2016, the United States Court of Appeals for the Second Circuit unanimously affirmed the judgment of the District Court dismissing the claims against DLA. Plaintiffs did not appeal that dismissal. Neither the Adviser nor the Fund were parties to the Litigation.

Note 12 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Fund	Qualified Dividend Income	Dividends Received Deduction	Long-Term Capital Gain Dividends	Tax-Exempt Distributions
Real Estate Fund	42.16%	45.88%	$5,254,653	$—
Value Fund	100.00%	100.00%	3,674,946	—
Municipal Fund	N/A	N/A	—	3,457,508
Income Fund	7.38%	9.59%	—	—
Opportunity Fund	54.31%	68.38%	—	—

89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statements of assets and liabilities of the Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund (the “Funds”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedules of investments as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and with respect to Spirit of America Income & Opportunity Fund, the financial highlights for each of the three years in the period then ended and for the period July 8, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers . An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Real Estate Income & Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and the Spirit of America Income & Opportunity Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and with respect to Spirit of America Income & Opportunity Fund, the financial highlights for each of the three years in the period then ended and for the period July 8, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2017

90	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2016 TO DECEMBER 31, 2016

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, July 1, 2016 to December 31, 2016.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

91

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONT.)

FOR THE SIX MONTH PERIOD JULY 1, 2016 TO DECEMBER 31, 2016

		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period[1]
Spirit of America Real Estate Income and Growth Fund
Class A	Actual	$1,000.00	$973.90	1.50%	$7.44
	Hypothetical[2]	$1,000.00	$1,017.60	1.50%	$7.61
Class C	Actual	$1,000.00	$969.20	2.20%	$10.89
	Hypothetical[2]	$1,000.00	$1,014.08	2.20%	$11.14
Spirit of America Large Cap Value Fund
Class A	Actual	$1,000.00	$1,059.50	1.53%	$7.92
	Hypothetical[2]	$1,000.00	$1,017.44	1.53%	$7.76
Class C	Actual	$1,000.00	$1,055.00	2.23%	$11.52
	Hypothetical[2]	$1,000.00	$1,013.93	2.23%	$11.29
Spirit of America Municipal Tax Free Bond Fund
Class A	Actual	$1,000.00	$958.20	0.90%	$4.43
	Hypothetical[2]	$1,000.00	$1,020.61	0.90%	$4.57
Class C	Actual	$1,000.00	$951.90	1.75%	$8.59
	Hypothetical[2]	$1,000.00	$1,016.34	1.75%	$8.87
Spirit of America Income Fund
Class A	Actual	$1,000.00	$971.30	1.10%	$5.45
	Hypothetical[2]	$1,000.00	$1,019.61	1.10%	$5.58
Class C	Actual	$1,000.00	$967.80	1.85%	$9.15
	Hypothetical[2]	$1,000.00	$1,015.84	1.85%	$9.37
Spirit of America Income and Opportunity Fund
Class A	Actual	$1,000.00	$982.80	1.25%	$6.23
	Hypothetical[2]	$1,000.00	$1,018.85	1.25%	$6.34
Class C	Actual	$1,000.00	$979.70	2.00%	$9.95
	Hypothetical[2]	$1,000.00	$1,015.08	2.00%	$10.13

[1]

Expenses are equal to each Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement/recoupment of expenses by the Funds’ Adviser for the period beginning July 1, 2016 to December 31, 2016. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

[2]	Assumes a 5% annual return before expenses.

92	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (80) Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[3] (55) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (80) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (80) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (80) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	6	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (63) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (56) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

INCOME FUND	93

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on November 9, 2016, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Income & Opportunity Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Morningstar category peer funds as of June 30, 2016 in the form of reports generated by the Funds’ administrator; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three year and five year time periods in the form of reports generated by the Funds’ administrator; (v) the allocation of the Funds’ brokerage commissions, (vi) the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics as well as the structure and responsibilities of the Adviser’s compliance departments; (vii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (viii) the Form ADV of the Adviser; and (ix) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The Investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

94	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

At the Meeting, Independent Counsel also referred to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. He explained that the Board must consider the (1) nature, extent and quality of services to be provided by the Adviser to the Funds; (2) the investment performance of each Fund independently; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with each Fund; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether fee levels reflect these economies of scale for the benefit of each Fund’s investors; and (6) any other relevant considerations that the Board deems appropriate.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by the Funds’ administrator, including the comparative graphs, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for each Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Municipal Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.50%; and, the performance for the 1 year period was 8.93% as compared to the median of its peer group of 7.84%. The Income Fund had a gross management fee of 0.60% as compared to the median in its peer group of 0.30%; and, the performance for the 1 year period was 8.70% as compared to the median of its peer group of 16.63%. The Real Estate Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.80%; and, the performance for the 1 year period was 12.55% as compared to the median of its peer group of 18.38%. The Value Fund had a gross management fee of 0.97% as compared to the median in its peer group of 0.75%; and, the performance for the 1 year period was (0.74%) as compared to the median of its peer group of (1.57%). The Opportunity Fund had a gross management fee of 0.65% as compared to the median in its peer group of 0.32%; and, the performance for the 1 year period was 5.51% as compared to the median of its peer group of 1.28%. The Energy Fund had a gross management fee of 0.95% as compared to the median in its peer group of 1.00%; and, the performance for the 1 year period was (21.29%) as compared to the average of its peer group of (21.79%). The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of each Fund. Recognizing that the fees paid by some Funds were higher than some of the comparable funds and higher than the medians in some Fund’s peer groups, the Board nonetheless noted that the fees were still close enough to the medians in each case and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses may compare

INCOME FUND	95

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONT.)

unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. Mr. Chodosh reported that the fund by fund expense analysis is the same as previous years, but that it does not reflect all of the overhead costs paid by DLA which may be attributed to the Adviser. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds will appropriately benefit from any economies of scale. Given the relative small size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable the Adviser to provide a high level of service to the Funds. The Board considered the recent management structuring changes and concluded that these changes have positively impacted the management of the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above discussed factors and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

96	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

The Huntington National Bank

41 S. High Street

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Funds, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2016 Spirit of America        SOAEN-AR16

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $103,600

Fiscal year ended 2015: $100,600

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $0

Fiscal year ended 2015: $0

Fees for 2016 and 2015 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $19,000

Fiscal year ended 2015: $18,500

Fees for 2016 and 2015 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2016: $0

Fiscal year ended 2015: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2015 and December 31, 2016 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     Not applicable.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Spirit of America Investment Fund, Inc.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date 2/27/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David Lerner
David Lerner, Principal Executive Officer

Date 2/27/2017

By (Signature and Title	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date 2/27/17